Exhibit 99.2
Quarterly Financial Supplement
For the nine months ended
September 30, 2008
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Table of Contents

Section	Page
Earnings Release & Financial Statements	1.0

Financial Summary	2.0
Financial Highlights	2.1
Market Capitalization and Financial Ratios	2.2
Market Capitalization Summary	2.3
Significant Accounting Policies	2.4
Other Real Estate Information	2.5
Reconciliation of Non-GAAP Financial Measures	2.6

Joint Venture Financial Summary	3.0
Joint Venture Investment Summary	3.1
Joint Venture Combining Financial Statements	3.2

Investment Summary	4.0
Capital Transactions	4.1
Acquisitions	4.2
Dispositions	4.3
Development Projects	4.4
Development Delivery and Funding Schedules	4.5
Expansion and Redevelopment Projects	4.6
Summary of Recently Developed Assets	4.7
Summary of Recently Expanded and Redeveloped Assets	4.8

Portfolio Summary	5.0

Debt Summary	6.0
Consolidated Debt	6.1
Joint Venture Debt	6.2
Consolidated and Joint Venture Maturities	6.3

Investor Contact Information	7.0
Property list available online at www.ddr.com
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2007.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Michelle M. Dawson
	Chairman and	Vice President of Investor Relations
	Chief Executive Officer	216-755-5500
	216-755-5500	mdawson@ddr.com
DEVELOPERS DIVERSIFIED REALTY REPORTS FFO PER
DILUTED SHARE OF $0.83 FOR THE QUARTER ENDED SEPTEMBER 30, 2008
CLEVELAND, OHIO, October 23, 2008 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant shopping centers, today reported operating results for the third quarter ended September 30, 2008.
•	Funds From Operations (“FFO”) per diluted share was $0.83 and net income per diluted share was $0.23 for the three-month period ended September 30, 2008, as compared to the prior-year comparable period of $0.80 and $0.26, respectively. The increase in per share for the three-month period ended September 30, 2008, primarily represents solid operating results from the Company’s core properties. The decrease in net income per share for the three-month period ended September 30, 2008, primarily represents increased depreciation costs. There are several one-time items included in this quarter’s results such as the release of previously established tax reserves offset by certain litigation related matters, the loss on sale of one of the Company’s business centers and the effect of mark-to-market hedging adjustments at certain joint ventures. The net impact of the items mentioned above is approximately zero.

•	FFO per diluted share was $2.48 and net income per diluted share was $0.75 for the nine-month period ended September 30, 2008, as compared to the prior-year comparable period of $2.97 and $1.59, respectively. The decrease in FFO and net income per share for the nine-month period ended September 30, 2008, is primarily related to a reduction in the amount of transactional income recognized in 2008 as described below.

•	Executed leases during the third quarter totaled approximately 2.8 million square feet, including 176 new leases and 289 renewals.

•	On a cash basis, base rental rates increased 16.4% on new leases, 6.9% on renewals and 8.9% overall.

•	Core portfolio leased percentage at September 30, 2008 was 94.5%.

•	Same store net operating income (“NOI”) for the year increased 1.8% over the prior-year comparable period.

Scott A. Wolstein, Developers Diversified’s Chairman and Chief Executive Officer, stated, “I’m pleased to announce this quarter’s financial results, which reflect consumers’ continued shift to value-oriented retailers. Our centers and our largest tenants have been, and should continue to be, the relative winners, thereby contributing to the consistency of our core operations. We see this consumer trend reflected in our leasing volume, which set an all-time company record in terms of number of new leases executed in a quarter, and in our leasing spreads, which are comparable to historic averages on an overall, blended basis.”
Financial Results:
Net income applicable to common shareholders was $27.9 million, or $0.23 per share (diluted and basic), for the three-month period ended September 30, 2008, as compared to $32.7 million, or $0.26 per share (diluted) and $0.27 per share (basic), for the prior-year comparable period.
For the three-month periods ended September 30, 2008 and 2007, FFO per share was $0.83 (diluted and basic) and $0.80 (diluted and basic), respectively. FFO applicable to common shareholders was $100.0 million for the three-month period ended September 30, 2008, as compared to $99.5 million for the three-month period ended September 30, 2007.
Net income applicable to common shareholders was $90.2 million, or $0.75 per share (diluted and basic), for the nine-month period ended September 30, 2008, as compared to $192.9 million, or $1.59 per share (diluted) and $1.60 per share (basic), for the prior-year comparable period. The decrease in net income for the nine-month period ended September 30, 2008, is primarily related to a reduction in the amount of transactional income earned during the same period in 2007 (gains on disposition of real estate of approximately $72.5 million and promoted income from joint venture interests of approximately $14.3 million) and the transfer of 62 assets to unconsolidated joint venture interests in 2007 and the sale of 67 assets to third parties in 2007.
For the nine-month periods ended September 30, 2008 and 2007, FFO per share was $2.48 (diluted and basic) and $2.97 (diluted) and $2.98 (basic), respectively. FFO applicable to common shareholders was $298.7 million for the nine-month period ended September 30, 2008, as compared to $365.0 million for the nine-month period ended September 30, 2007. The decrease in FFO for the nine-month period ended September 30, 2008, is primarily a result of the same factors impacting net income as described above.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) extraordinary items and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
The following results from the third quarter ended September 30, 2008 highlight continued strong leasing activity throughout the portfolio:
•	Executed 176 new leases aggregating 1.0 million square feet and 289 renewals aggregating 1.8 million square feet.

•	On a cash basis, rental rates on new leases increased 16.4% and rental rates on renewals increased 6.9%. Overall, rental rates for new leases and renewals increased 8.9%.

•	Total portfolio average annualized base rent per occupied square foot, excluding Brazil, as of September 30, 2008 was $12.38, as compared to $12.28 at September 30, 2007.

•	Core portfolio leased rate was 94.5% as of September 30, 2008, as compared to 95.9% at September 30, 2007.
Total annual recurring leasing capital expenditures for the Company and its joint ventures are estimated to be approximately $32 million ($0.27 per square foot of owned GLA) in 2009 calculated based on 100% of the funding.
Dispositions:
In the third quarter of 2008, the Company sold six shopping center assets and one business center, aggregating approximately 0.6 million square feet, for aggregate sales proceeds of $69.8 million and recorded an aggregate loss of approximately $2.4 million. The Company recorded a loss on sale of $5.8 million relating to the sale of one of its business centers in Massachusetts. This loss was recorded as a charge to FFO for the three- and nine-month periods ended September 30, 2008.
Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated joint venture shopping center projects under construction:

		Expected	Initial
	Owned	Net Cost	Anchor
Location	GLA	($ Millions)	Opening *	Description
Ukiah (Mendocino), California **	227,500	$66.2	2H 10	Mixed Use
Guilford, Connecticut	146,396	47.6	2H 10	Lifestyle Center
Miami (Homestead), Florida	275,839	74.9	2H 08	Community Center
Miami, Florida	400,685	142.6	2H 06	Mixed Use
Boise (Nampa), Idaho	450,855	123.1	2H 07	Community Center
Boston (Norwood), Massachusetts	72,340	25.5	2H 09	Community Center
Boston, Massachusetts (Seabrook, New Hampshire)	215,905	57.5	2H 10	Community Center
Elmira (Horseheads), New York	350,987	53.7	1H 07	Community Center
Raleigh (Apex), North Carolina (Promenade)	81,780	17.9	2H 09	Community Center
Austin (Kyle), Texas **	443,092	77.2	2H 09	Community Center

Total	2,665,379	$686.2

*	1H = First Half, 2H = Second Half; either actual or anticipated

**	Consolidated 50% Joint Venture
At September 30, 2008, approximately $447.4 million of costs were incurred in relation to the Company’s 10 wholly-owned and consolidated joint venture development projects under construction.
In addition to these current developments, several of which will be phased in, the Company and its joint ventures intend to commence construction on various other developments only after substantial tenant leasing has occurred and construction financing is available, including several international projects. The Company has also identified several additional potential development opportunities. While there are no assurances any of these projects will be undertaken, they provide a source of potential development projects over the next several years.
Unconsolidated Joint Venture Development:
The Company’s unconsolidated joint ventures have the following shopping center projects under construction. At September 30, 2008, approximately $433 million of costs had been incurred in relation to these development projects.

	DDR’s
	Effective		Expected	Initial
	Ownership	Owned	Net Cost	Anchor
Location	Percentage	GLA__	($ Millions)	Opening*	Description
Kansas City (Merriam), Kansas	20.0%	158,632	$43.7	2H 08	Community Center
Detroit (Bloomfield Hills), Michigan	10.0%	623,782	189.8	2H 09	Lifestyle Center
Dallas (Allen), Texas	10.0%	797,665	171.2	1H 08	Lifestyle Center
Manaus, Brazil	47.4%	477,630	124.6	1H 09	Enclosed Mall

Total		2,057,709	$529.3

*	1H = First Half, 2H = Second Half; either actual or anticipated
Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following wholly-owned and consolidated joint venture shopping centers at a projected aggregate net cost of approximately $121.5 million. At September 30, 2008, approximately $85 million of costs had been incurred in relation to these projects.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior tenants
Chesterfield, Michigan	Construct 25,400 sf of small shop space and retail space
Fayetteville, North Carolina	Redevelop 18,000 sf of small shop space and construct an outparcel building
Akron (Stow), Ohio	Redevelop former K-Mart space and develop new outparcels
Unconsolidated Joint Venture Redevelopments and Expansions:
The Company’s unconsolidated joint ventures are currently expanding/redeveloping the following shopping centers at a projected net cost of $449.2 million, which includes original acquisition costs related to assets acquired for redevelopment. At September 30, 2008, approximately $401.8 million of costs had been incurred in relation to these projects. The following is a summary of these joint venture redevelopment and expansion projects:

	DDR’s
	Effective
	Ownership
Property	Percentage	Description
Buena Park, California	20.0%	Large-scale re-development of enclosed mall to open-air format
Los Angeles (Lancaster), California	21.0%	Relocate Wal-Mart and redevelop former Wal-Mart space
Chicago (Deer Park), Illinois	25.75%	Re-tenant former retail shop space with junior tenant and construct 13,500 sf multi-tenant outparcel building
Benton Harbor, Michigan	20.0%	Construct 89,000 sf of anchor space and retail shops
Kansas City, Missouri	20.0%	Relocate retail shops and re-tenant former retail shop space
Cincinnati, Ohio	18.0%	Redevelop former JCPenney space

Developers Diversified Realty Corporation currently owns and manages approximately 720 retail operating and development properties in 45 states, plus Puerto Rico, Brazil, Russia and Canada, totaling approximately 159 million square feet. Developers Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Web site which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of or significant downsizing of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to sell assets on commercially reasonable terms; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements and the finalization of the financial statements for three and nine-month periods and September 30, 2008. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K as of December 31, 2007. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Periods		Nine-Month Periods
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Revenues:
Minimum rents (A)	$158,223	$156,911	$474,885	$479,576
Percentage and overage rents (A)	1,062	1,980	5,145	5,511
Recoveries from tenants	51,644	51,609	152,194	152,640
Ancillary and other property income	4,950	5,110	15,932	14,048
Management, development and other fee income	15,378	13,827	47,302	34,906
Other (B)	2,656	2,110	7,834	13,536

	233,913	231,547	703,292	700,217

Expenses:
Operating and maintenance	35,992	32,596	106,512	93,990
Real estate taxes	28,407	26,516	83,719	82,284
General and administrative (C)	19,560	19,626	61,607	60,304
Depreciation and amortization	63,297	55,803	177,544	161,274

	147,256	134,541	429,382	397,852

Other income (expense):
Interest income	1,663	1,564	2,791	7,726
Interest expense	(60,651)	(61,666)	(182,782)	(194,581)
Other expense (D)	(6,859)	(225)	(7,259)	(675)

	(65,847)	(60,327)	(187,250)	(187,530)

Income before equity in net income of joint ventures, minority interests, income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate, net of tax	20,810	36,679	86,660	114,835
Equity in net income of joint ventures (E)	1,981	6,003	21,924	33,887
Minority interests (F)	(1,524)	(2,204)	(5,865)	(16,204)
Income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes (G)	16,414	(483)	15,070	15,294

Income from continuing operations	37,681	39,995	117,789	147,812
(Loss) income from discontinued operations (H)	(2,259)	(403)	(2,291)	21,731

Income before gain on disposition of real estate	35,422	39,592	115,498	169,543
Gain on disposition of real estate, net of tax	3,093	3,691	6,368	63,713

Net income	$38,515	$43,283	$121,866	$233,256

Net income applicable to common shareholders	$27,948	$32,716	$90,164	$192,889

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$27,948	$32,716	$90,164	$192,889
Depreciation and amortization of real estate investments	61,099	54,235	172,740	160,819
Equity in net income of joint ventures (E)	(1,981)	(6,003)	(21,924)	(33,887)
Joint ventures’ FFO (E)	15,833	17,602	60,922	62,475
Minority interests (OP Units) (F)	261	569	1,145	1,706
Gain on disposition of depreciable real estate	(3,170)	430	(4,321)	(19,013)

FFO applicable to common shareholders	99,990	99,549	298,726	364,989
Preferred dividends	10,567	10,567	31,702	40,367

FFO	$110,557	$110,116	$330,428	$405,356

Per share data:
Earnings per common share
Basic	$0.23	$0.27	$0.75	$1.60

Diluted	$0.23	$0.26	$0.75	$1.59

Dividends Declared	$0.69	$0.66	$2.07	$1.98

Funds From Operations – Basic (I)	$0.83	$0.80	$2.48	$2.98

Funds From Operations – Diluted (I)	$0.83	$0.80	$2.48	$2.97

Basic – average shares outstanding (I)	119,795	123,329	119,447	120,910

Diluted – average shares outstanding (I)	119,882	123,727	119,631	121,594

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Base and percentage rental revenues for the nine-month period ended September 30, 2008, as compared to the prior-year period, decreased $2.8 million, primarily due to the disposition of properties in 2007 and 2008 to joint venture interests of $28.9 million. Increases in base and percentage rental revenues of core portfolio properties increased $4.1 million (an increase of 1.0% over the comparable period in 2007), $18.3 million from the acquisition of assets and the merger with IRRETI, $3.3 million related to developments and redevelopments and $0.4 million from an increase in occupancy at the Company’s business centers. Included in the rental revenues for the nine-month periods ended September 30, 2008 and 2007, is approximately $7.2 million and $9.4 million, respectively, of revenue resulting from the recognition of straight-line rents.
(B)	Other income for the three- and nine-month periods ended September 30, 2008 and 2007 was comprised of the following (in millions):

	Three-Month Periods		Nine-Month Periods
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Acquisition fees	$—	$0.1	$—	$6.4
Lease termination fees	0.8	1.4	5.5	4.9
Financing fees	1.9	0.1	1.9	1.5
Other miscellaneous	—	0.5	0.4	0.8

	$2.7	$2.1	$7.8	$13.6

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the nine-month periods ended September 30, 2008 and 2007, general and administrative expenses were approximately 4.3% and 4.6%, respectively, of total revenues, including joint venture revenues. For the nine-month period ended September 30, 2007, the Company recorded a charge of approximately $4.1 million to general and administrative expense in connection with the Company’s former president’s resignation as an executive officer. Excluding this charge, general and administrative expenses were 4.3% of total revenues for the nine-month period ended September 30, 2007.
(D)	Other expense primarily relates to abandoned acquisition and development project costs and litigation costs. The increase in other expense for the third quarter of 2008 is due in part to an accrual for the potential liability associated with a legal verdict as well as the related litigation expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(E)	The following is a summary of the combined operating results of the Company’s joint ventures:

	Three-Month Periods		Nine-Month Periods
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Revenues from operations (a)	$239,921	$230,935	$714,624	$577,877

Operating expense	86,976	74,091	246,229	187,729
Depreciation and amortization of real estate investments	59,274	55,568	175,723	135,207
Interest expense	75,725	80,884	225,008	193,211

	221,975	210,543	646,960	516,147

Income from operations before tax expense and discontinued operations	17,946	20,392	67,664	61,730
Income tax expense	(4,010)	(2,958)	(11,994)	(7,503)
(Loss) gain on disposition of real estate	—	(103)	(13)	92,987
(Loss) income from discontinued operations, net of tax	(1)	(323)	115	(412)
Income on disposition of discontinued operations, net of tax	—	1,790	—	2,529
Other income, net (b)	(36,728)	—	19,811	—

Net income	$(22,793)	$18,798	$75,583	$149,331

DDR ownership interests (c)	$2,603	$6,263	$22,816	$34,520

FFO from joint ventures are summarized as follows:
Net income	$(22,793)	$18,798	$75,583	$149,331
Loss (gain) on disposition of real estate, including discontinued operations	—	103	13	(91,339)
Depreciation and amortization of real estate investments	59,274	55,702	175,723	135,539

	$36,481	$74,603	$251,319	$193,531

DDR ownership interests (c)	$15,833	$17,602	$60,922	$62,475

DDR joint venture distributions received, net (d)	$15,189	$14,088	$41,490	$79,782

(a)	Revenues for the three-month periods ended September 30, 2008 and 2007 included approximately $1.5 million and $2.3 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share was $0.2 million and $0.3 million, respectively. Revenues for the nine-month periods ended September 30, 2008 and 2007 included approximately $5.7 million and $6.6 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share was $0.7 million and $1.0 million, respectively.

(b)	Amount reflects equity in net income associated with a 50% owned joint venture that owns 37 Mervyn’s stores. In addition, the effects of certain derivative instruments that are marked to market through earnings from the Company’s equity investment in MDT aggregating approximately $37.7 million of loss and $16.5 million of gain are reflected in the three- and nine-month periods ended September 30, 2008, respectively, of which the Company’s share was approximately $3.5 million of loss and $1.0 million of gain, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(c)	The Company’s share of joint venture net income was decreased by $0.6 million and $0.2 million for the three-month periods ended September 30, 2008 and 2007, respectively. The Company’s share of joint venture net income was decreased by $0.9 million and $0.6 million for the nine-month periods ended September 30, 2008 and 2007, respectively. These adjustments reflect basis differences impacting amortization and depreciation and gain on dispositions. During the nine-month period ended September 30, 2007, the Company received $13.6 million of promoted income relating to the sale of assets from the DDR Markaz Joint Venture which is included in the Company’s proportionate share of net income and FFO.

At September 30, 2008 and 2007, the Company owned joint venture interests, excluding consolidated joint ventures, in 329 and 317 shopping center properties, respectively.

(d)	Distributions may include funds received from asset sales and refinancings in addition to ongoing operating distributions.
(F)	Minority interests are comprised of the following:

	Three-Month Periods		Nine-Month Periods
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Minority equity interests	$1,263	$1,635	$4,720	$4,808
Operating partnership units	261	569	1,145	1,706
Preferred operating partnership units	—	—	—	9,690

	$1,524	$2,204	$5,865	$16,204

The preferred operating partnership units were redeemed in June 2007. In June 2008, 0.5 million operating partnership units were converted into an equivalent number of common shares of the Company.
(G)	During the third quarter of 2008 and the first quarter of 2007, the Company released to income approximately $16.0 million and $15.0 million, respectively, of previously established valuation allowances against certain deferred tax assets as management had determined, due to several factors, that it is more likely than not that the deferred tax asset will be realized. The release of this reserve in 2008 was primarily due to the Company’s increased use of its taxable REIT subsidiaries relating to the recognition of fees, primarily from joint ventures, and other miscellaneous non real estate related income.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Periods		Nine-Month Periods
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Revenues	$2,179	$3,860	$7,875	$34,163

Expenses:
Operating	650	2,033	2,962	10,075
Interest, net	371	1,178	1,730	9,170
Depreciation	646	972	3,534	7,025
Minority interest	54	(230)	110	(515)

Total expenses	1,721	3,953	8,336	25,755

Income (loss) before gain (loss) on disposition of real estate	458	(93)	(461)	8,408
(Loss) gain on disposition of real estate, net	(2,717)	(310)	(1,830)	13,323

Net (loss) income	$(2,259)	$(403)	$(2,291)	$21,731

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the assumed conversion of approximately 0.4 million and 0.9 million Operating Partnership Units (“OP Units”) outstanding at September 30, 2008 and 2007, respectively, into 0.4 million and 0.9 million common shares of the Company for the three-month periods ended September 30, 2008 and 2007, respectively, and 0.6 million and 0.9 million common shares for the nine-month periods ended September 30, 2008 and 2007, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 120.8 million and 125.1 million for the three-month periods ended September 30, 2008 and 2007, respectively, and 120.6 million and 122.8 million for the nine-month periods ended September 30, 2008 and 2007, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	September 30, 2008 (A)	December 31, 2007 (A)
Assets:
Real estate and rental property:
Land	$2,084,898	$2,142,942
Buildings	5,898,491	5,933,890
Fixtures and tenant improvements	260,902	237,117

	8,244,291	8,313,949
Less: Accumulated depreciation	(1,167,243)	(1,024,048)

	7,077,048	7,289,901
Construction in progress	939,421	664,926
Assets held for sale	—	5,796

Real estate, net	8,016,469	7,960,623

Investments in and advances to joint ventures	709,974	638,111
Cash	30,171	49,547
Restricted cash (B)	106,391	58,958
Notes receivable	65,930	18,557
Receivables, including straight-line rent, net	201,657	199,354
Other assets, net	163,664	164,666

	$9,294,256	$9,089,816

Liabilities:
Indebtedness:
Revolving credit facilities	$955,912	$709,459
Unsecured debt	2,519,435	2,622,219
Mortgage and other secured debt	2,434,528	2,259,336

	5,909,875	5,591,014
Dividends payable	89,956	85,851
Other liabilities	296,560	285,245

	6,296,391	5,962,110
Minority interests	146,575	128,881
Shareholders’ equity	2,851,290	2,998,825

	$9,294,256	$9,089,816

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
(A)	Amounts include the consolidation of a 50% owned joint venture, DDR MDT MV LLC (“MV LLC”), that owns 37 sites occupied by Mervyns, which includes $380.4 and $405.8 million of real estate assets at September 30, 2008 and December 31, 2007, respectively, $258.5 million of mortgage debt at September 30, 2008 and December 31, 2007, and $87.0 million and $74.6 million of minority equity interest at September 30, 2008 and December 31, 2007, respectively. The decrease in real estate assets at MV LLC is primarily due to the application of $25.0 million in cash proceeds received under a purchase price rebate letter of credit from the seller of the Mervyns portfolio due to the retailer’s bankruptcy filing during the third quarter.

(B)	Restricted cash includes $58.0 million at MV LLC and $48.4 million relating to the terms of a bond issue for one of the Company’s projects in Mississippi. The MV LLC restricted cash is comprised of $25.0 million received from the seller of the Mervyns portfolio relating to Mervyns bankruptcy filing in the third quarter and a $33.0 million capital contribution by the members of MV LLC, both of which are required to be held in escrow by the lender.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	September 30, 2008	December 31, 2007
Land	$2,388,344	$2,384,069
Buildings	6,340,323	6,253,167
Fixtures and tenant improvements	126,547	101,115

	8,855,214	8,738,351
Less: Accumulated depreciation	(568,814)	(412,806)

	8,286,400	8,325,545
Construction in progress	409,514	207,387

Real estate, net	8,695,914	8,532,932
Receivables, including straight-line rent, net	154,955	124,540
Leasehold interests	12,905	13,927
Other assets	363,369	365,925

	$9,227,143	$9,037,324

Mortgage debt (a)	$5,752,459	$5,551,839
Notes and accrued interest payable to DDR	34,731	8,492
Other liabilities	229,817	201,083

	6,017,007	5,761,414
Accumulated equity	3,210,136	3,275,910

	$9,227,143	$9,037,324

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,199.6 million and $1,034.1 million at September 30, 2008 and December 31, 2007, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Nine-Month	Nine-Month
	Period Ended	Period Ended
	September 30,	September 30,		Year Ended December 31,
	2008	2007		2007		2006	2005	2004
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$90,164	$192,889		$225,113	(6)	$198,095	$227,474	$219,056
Depreciation and Amortization of Real Estate Investments	$172,740	$160,819		$214,396		$185,449	$169,117	$130,537
Equity in Net Income From Joint Ventures	($21,924)	($33,887)		($43,229)		($30,337)	($34,873)	($40,896)
Joint Venture Funds From Operations	$60,922	$62,475		$84,423		$44,473	$49,302	$46,209
Operating Partnership Minority Equity Interest Expense	$1,145	$1,706		$2,275		$2,116	$2,916	$2,607
Cumulative Effect of Adoption of a New Accounting Standard	$0	$0		$0		$0	$0	$3,001
Gain on Disposition of Real Estate	($4,321)	($19,013)		($17,956)		($21,987)	($58,834)	($68,179)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$298,726	$364,989		$465,021		$377,809	$355,102	$292,335
PREFERRED DIVIDENDS	$31,702	$40,367		$50,934	(6)	$55,169	$55,169	$50,706

FUNDS FROM OPERATIONS	$330,427	$405,357		$515,956		$432,978	$410,271	$343,041

PER SHARE INFORMATION:
Funds From Operations — Diluted	$2.48	$2.97		$3.79		$3.41	$3.21	$2.95
Net Income — Diluted	$0.75	$1.59		$1.85		$1.81	$2.08	$2.24
Cash Dividends	$2.07	$1.98		$2.64		$2.36	$2.16	$1.94

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	120,644	122,795		122,716		110,826	110,700	99,147

TOTAL MARKET CAPITALIZATION (1)	$10,289,001	$12,671,332		$10,755,742		$11,869,415	$9,781,900	$8,276,943
DEBT TO TOTAL MARKET CAPITALIZATION (1)	57.44%	41.07%		51.98%		35.80%	39.77%	32.82%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	58.13%	54.71%		56.92%		54.36%	52.67%	45.37%
DIVIDEND PAYOUT RATIO (1)	83.61%	66.88%		69.55%		68.84%	66.98%	67.28%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.32%	4.59	%(7)	4.53	%(7)	4.80%	4.55%	4.94%

GENERAL AND ADMINISTRATIVE EXPENSES	$61,607	$60,304	(7)	$81,244	(7)	$60,679	$54,048	$47,126

REVENUES:
DDR Revenues	$711,167	$734,380		$973,690		$824,725	$748,571	$605,246
Joint Venture Revenues	$714,624	$579,403		$818,029		$438,885	$438,103	$348,740

TOTAL REVENUES (3)	$1,425,791	$1,313,783		$1,791,719		$1,263,610	$1,186,675	$953,987

NET OPERATING INCOME:
DDR Net Operating Income	$517,983	$548,066		$723,196		$615,007	$555,291	$453,501
Joint Venture Net Operating Income	$468,395	$390,585		$544,732		$288,699	$280,617	$228,358

TOTAL NET OPERATING INCOME (4)	$986,378	$938,651		$1,267,928		$903,706	$835,907	$681,859

REAL ESTATE AT COST:
DDR Real Estate at Cost	$9,183,712	$8,802,215		$8,984,738		$7,450,693	$7,029,337	$5,603,424
Joint Venture Real Estate at Cost	$9,264,728	$8,855,062		$8,945,738		$3,939,707	$3,470,112	$3,165,335

TOTAL REAL ESTATE AT COST (5)	$18,448,440	$17,657,278		$17,930,476		$11,390,400	$10,499,449	$8,768,759

(1)	See Market Capitalization and Financial Ratio section for detailed calculation.

(2)	The calculation includes joint venture revenues from discontinued operations.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at September 30, 2008 of $1,348.9 million (includes $409.5 million of CIP included in joint ventures, of which $94.7 million represents the Company’s proportionate share), and at December 31, 2007, 2006, 2005, 2004, CIP aggregated $872.3 million, $611.2 million, $386.2 million and $271.0 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007.

(7)	The 2007 general and administrative expenses include the former president’s resignation as an executive officer of the company charge of $4.1 million. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenue for the periods ended September 30, 2007 and December 31, 2007.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

MARKET CAPITALIZATION & FINANCIAL RATIOS

	Nine-Month
	Period Ended
	September 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$5,909,875	$5,591,014	$4,248,812	$3,890,709	$2,716,426
Total Market Capitalization *	$10,289,001	$10,755,742	$11,869,415	$9,781,900	$8,276,943

	57.44%	51.98%	35.80%	39.77%	32.82%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	58.13%	56.92%	54.36%	52.67%	45.37%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$7,109,468	$6,625,086	$4,774,407	$4,401,169	$3,137,184
Total Market Capitalization *	$11,488,594	$11,789,814	$12,395,010	$10,292,361	$8,697,701

	61.88%	56.19%	38.52%	42.76%	36.07%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	62.20%	61.01%	57.20%	55.44%	48.67%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$180,404	$261,002	$215,438	$184,281	$130,447
FFO Before Interest and Preferred Dividends *	$510,831	$776,958	$648,416	$594,551	$473,488

	2.83	2.98	3.01	3.23	3.63

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$200,613	$291,585	$247,464	$217,434	$152,927
FFO Before Interest and Preferred Dividends *	$510,831	$776,958	$648,416	$594,551	$473,488

	2.55	2.66	2.62	2.73	3.10

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$232,314	$337,114	$302,632	$272,603	$203,633
FFO Before Interest and Preferred Dividends *	$510,831	$776,958	$648,416	$594,551	$473,488

	2.20	2.30	2.14	2.18	2.33

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$249,757	$327,183	$260,069	$237,856	$196,685
FFO exclusive of charge associated with preferred stock redemption	$298,726	$470,426	$377,809	$355,102	$292,335

	0.84	0.70	0.69	0.67	0.67

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint ventures consolidated due to FIN 46 as FFO does not include the joint venture partners’ proportionate share.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

	Nine-Month
	Period Ended
	September 30,		As of December 31,
	2008		2007		2006		2005	2004
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	120,274		119,528		108,986		108,948	108,083
Operating Partnership Units Outstanding	399		862		872		1,350	1,350

Total	120,673		120,390		109,859		110,298	109,432
Share Price at Period End	$31.69		$38.29		$62.95		$47.02	$44.37

Market Value of Common Shares	$3,824,127		$4,609,728		$6,915,603		$5,186,192	$4,855,516

Preferred Shares at Book Value	$555,000		$555,000		$705,000		$705,000	$705,000
Total Debt	$5,909,875	(1)	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	$2,716,426

TOTAL MARKET CAPITALIZATION	$10,289,001		$10,755,742		$11,869,415		$9,781,900	$8,276,943

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	120,274		119,528		108,986		108,948	108,083
Operating Partnership Units Outstanding	399		862		872		1,350	1,350

Total	120,673		120,390		109,859		110,298	109,432
Share Price at Period End	$31.69		$38.29		$62.95		$47.02	$44.37

Market Value of Common Shares	$3,824,127		$4,609,728		$6,915,603		$5,186,192	$4,855,516

Preferred Shares at Book Value	$555,000		$555,000		$705,000		$705,000	$705,000
Total Debt	$5,909,875	(1)	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	$2,716,426
Proportionate Share of JV Debt	$1,199,593		$1,034,072		$525,595		$510,460	$420,758

TOTAL MARKET CAPITALIZATION	$11,488,594		$11,789,814		$12,395,010		$10,292,361	$8,697,701

(1)	Includes $326.4 million of consolidated joint venture debt at September 30, 2008 (of which $127.2 million represents the joint venture partners’ share) and $327.6 million and $275.2 million at December 31, 2007 and 2006, respectively.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

	Nine-Month
	Period Ended
	September 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,183,712	$8,984,738	$7,450,693	$7,029,337	$5,603,424
Undepreciated Real Estate Intangible Assets	$71,081	$72,443	$27,408	$26,345	$27,841
Cash and Cash Equivalents	$136,562	$108,505	$28,378	$30,655	$49,871
Notes Receivable	$65,930	$18,557	$18,161	$24,996	$17,823
Investments in and Advances to Joint Ventures	$709,974	$638,111	$291,685	$275,136	$288,020

	$10,167,259	$9,822,354	$7,816,325	$7,386,469	$5,986,979

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,183,712	$8,984,738	$7,450,693	$7,029,337	$5,603,424
Undepreciated Real Estate Intangible Assets	$71,081	$72,443	$27,408	$26,345	$27,841
Cash and Cash Equivalents	$136,562	$108,505	$28,378	$30,655	$49,871
Notes Receivable or Proportionate Share Thereof	$93,667	$19,487	$35,443	$116,212	$44,536
Proportionate Share of JV Undepreciated Real Estate Assets	$1,944,358	$1,673,987	$804,738	$736,109	$719,619

	$11,429,381	$10,859,160	$8,346,659	$7,938,658	$6,445,290

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$298,726	$465,021	$377,809	$355,102	$292,335
Interest Expense	$184,528	$268,526	$222,867	$186,196	$130,447
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($4,124)	($7,524)	($7,429)	($1,915)	$0
Preferred Dividends, Including Preferred Operating Minority Interest & Non-Cash D-42 Dividend	$31,702	$50,934	$55,169	$55,169	$50,706

	$510,831	$776,958	$648,416	$594,551	$473,488

DEBT SERVICE
Interest Expense	$184,528	$268,526	$222,867	$186,196	$130,447
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($4,124)	($7,524)	($7,429)	($1,915)	$0
Recurring Principal Amortization	$20,208	$30,583	$32,026	$33,154	$22,480

	$200,613	$291,585	$247,464	$217,434	$152,927

FIXED CHARGES
Debt Service	$200,613	$291,585	$247,464	$217,434	$152,927
Preferred Dividends, Including Preferred Operating Minority Interest and excluding Non-Cash	$31,702	$45,529	$55,169	$55,169	$50,706

D-42 Dividend	$232,314	$337,114	$302,632	$272,603	$203,633

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

     Total Market Capitalization as of September 30, 2008 (In Millions) (1) (2) (3)
     Total Market Capitalization as of September 30, 2008 (In Millions) (1) (2) (3)

		Percentage of
	Amount	Total

Common Shares Equity	$3,824.1	38%
Perpetual Preferred Stock	$555.0	5%
Senior Convertible Notes	$850.0	8%
Fixed-Rate Unsecured Debt	$1,669.4	16%
Mortgage Debt	$1,497.3	15%
Variable-Rate Revolving Credit and Term Debt	$1,155.9	11%
Fixed-Rate Revolving Credit and Term Debt	$600.0	6%
Construction Financing	$137.3	1%

Total	$10,289.0	100%

Notes:

1.	Market value ($31.69 per share as of September 30, 2008) includes operating partnership units equivalent to approximately 0.4 million of the Company’s common shares.

2.	Does not include proportionate share of unconsolidated joint venture debt aggregating $1,199.6 million.

3.	Consolidated debt includes 100% of consolidated joint venture debt, comprised primarily of debt associated with a joint venture with Macquarie DDR Trust, of which the joint venture partners’ share is $127.2 million.
Market Capitalization Summary 2.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the nine-month period ended September 30, 2008 and for the years ended December 31, 2007, 2006, 2005 and 2004, the Company capitalized interest of $28.4 million, $26.9 million, $20.1 million, $12.5 million and $10.0 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $11.1 million for the nine-month period ended September 30, 2008 and $10.9 million, $10.1 million, $6.2 million and $5.5 million for the years ended December 31, 2007, 2006, 2005, and 2004, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate total annual recurring leasing capital expenditures to be approximately $32 million ($0.27 psf of owned GLA) in 2008.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.
•	At December 31, 2007, the Company estimated the value of this undeveloped land to be approximately $60 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2007.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment to be approximately $100 million at September 30, 2008.
Other Real Estate Information 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Nine Months Ended
	September 30,
	2008	2007

Total Revenues DDR	$703,384	$700,217
Total Revenues — Combined Joint Ventures	714,624	577,877
Operating and Maintenance — DDR	(106,512)	(93,990)
Real Estate Taxes — DDR	(83,719)	(82,284)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(246,229)	(187,729)

Combined NOI	$981,548	$914,091

Total Same Store NOI	$699,715	$687,544	1.8%
Property NOI from other operating segments	281,833	226,547

Combined NOI	$981,548	$914,091

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007

FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$27,948	$32,716	$90,164	$192,889
Depreciation and Amortization of Real Estate Investments	61,099	54,235	172,740	160,819
Equity in Net Income From Joint Ventures	(1,981)	(6,003)	(21,924)	(33,887)
Joint Venture Funds From Operations	15,833	17,602	60,922	62,475
Minority Equity Interests (OP Units)	261	569	1,145	1,706
Gain on Sales of Real Estate	(3,170)	430	(4,321)	(19,013)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$99,990	$99,549	$298,726	$364,989

Preferred Dividend Charges	10,567	10,567	31,702	40,367

FUNDS FROM OPERATIONS	$110,557	$110,116	$330,428	$405,356

ADDITIONAL SFAS 141 DISCLOSURES:
Below (Above) Market Rent Amortization	$235	$414	$714	$1,087
Pro Rata Share of JV Below (Above) Market Rent Amortization	(67)	43	10	14

Debt Premium Amortization Income (Expense)	$927	$1,763	$3,704	$5,867
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	(2)	(16)	(16)	12
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007	Income Statement Caption

Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net of Tax	$66	$1,808	$358	$48,016	Gain on Disposition of Real Estate
Loss on Sales from Discontinued Operations	(5,828)	—	(5,828)	—	Loss on Disposition of Discontinued Operations
Land Sale Gains	2,968	2,003	5,687	10,007	Gain on Disposition of Real Estate

	$(2,794)	$3,811	$217	$58,023

Transactional Income NOT Included in FFO
Consolidated
Gain (Loss) on Dispositions	$59	$(120)	$323	$5,690	Gain (Loss) on Disposition of Real Estate
Gain on Sales from Discontinued Operations	3,111	(310)	3,998	13,323	Gain (loss) on Disposition of Discontinued Operations

	$3,170	$(430)	$4,321	$19,013	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net of Tax	$66	$1,808	$358	$48,016
Land Sale Gains	2,968	2,003	5,687	10,007
Gain (Loss) on Dispositions	59	(120)	323	5,690

	$3,093	$3,691	$6,368	$63,713	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
(Loss) Gain on Sales from Discontinued Operations	$(2,717)	$(310)	$(1,830)	$13,323	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007	Income Statement Caption

Transactional Income Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$1,790	$—	$1,256	Gain on Disposition of Real Estate, Net of Tax
Land Sale Gains	—	—	—	2,920	Gain on Disposition of Real Estate, Net of Tax

	$—	$1,790	$—	$4,176

DDR’s Proportionate Share	$—	$358	$—	$1,003
Promoted Income (a)	—	—	—	14,323

DDR’s Proportionate Share	$—	$358	$—	$15,326

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$—	$—	$1,273	Gain on Disposition of Real Estate
Other (Loss) Gain on Sales	—	(103)	(13)	90,066	(Loss) Gain on Disposition of Real Estate

	$—	$(103)	$(13)	$91,339	FFO Reconciliation

DDR’s Proportionate Share	$—	$(20)	$—	$4,719

Gain on Sales of Real Estate, Net of Tax
Land Sale Gains	$—	$—	$—	$2,920
Other (Loss) Gain on Sales	—	(103)	(13)	90,066

	$—	$(103)	$(13)	$92,986	(Loss) Gain on Disposition of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations included in FFO	$—	$1,790	$—	$1,256
Gain on Sales from Discontinued Operations NOT included in FFO	—	—	—	1,273

	$—	$1,790	$—	$2,529	Gain on Disposition of Discontinued Operations

(a) Included in gain on disposition of discontinued operations for the nine-months ended September 30, 2007 is the sale of the KFC I joint venture assets. DDR received promoted income of approximately $13.6 million which is included in DDR’s proportionate share.
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Joint Venture Investment Summary
(in millions)
as of September 30, 2008

									Promoted
			DDR	Consolidated	Number of		Gross Book		Interest
	Legal Name	Partner(s)	Ownership %	(Yes/No)	Properties		Value	Debt	(Yes/No)
1	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,951.9	$1,761.0	Yes
2	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,464.9	$968.0	Yes
3	Investments with Macquarie (DDR Macquarie Fund LLC, Management LLC, U.S. Trust Inc. and MDT PS LLC )	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT)(B)	Various	No	57		$1,935.6	$1,300.4	Yes
4	DDR MDT MV LLC (Mervyns) (C)	Macquarie DDR Trust (MDT) (49.98%)	50.02%	Yes	37		$380.4	$258.5	Yes
5	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$176.7	$48.0	Yes
6	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$102.7	$61.0	Yes
7	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$32.3	$16.0	Yes
8	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.2	$10.8	Yes
9	Coventry II DDR Merriam Village LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$42.4	$18.5	Yes
10	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1		$138.8	$98.8	Yes
11	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$87.0	$46.0	Yes
12	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	44		$148.0	$117.4	Yes
13	Coventry II DDR Totem Lakes LLC	Coventry II Fund (80%)	20.0%	No	1		$42.4	$29.5	Yes
14	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$225.2	$166.9	Yes
15	Coventry II DDR Ward Parkway LLC	Coventry II Fund (80%)	20.0%	No	1		$65.7	$36.0	Yes
16	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.4	$20.8	Yes
17	RVIP IIIB LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$90.5	$60.0	Yes
18	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$124.9	$72.1	Yes
19	RVIP VIII LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.6	$23.4	Yes
20	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	12		$130.8	$9.8	No
21	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$160.0	$110.0	Yes
22	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	9		$383.5	$26.6	No
23	DDR-SAU Retail Fund, LLC	Special Account — U, L.P. (State of Utah ) (80%)	20.0%	No	29		$309.1	$226.2	No
24	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$240.1	$280.0	No
25	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$205.3	$150.5	Yes
26	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No
27	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.9	$19.0	No
28	Dublin Village	Casto Properties (36.6%)	63.4%	No	—		$0.1	$0.0	No
29	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.5	$21.0	No
30	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$7.0	$3.7	No
31	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.5	$0.0	No
32	Shea & Tatum Assoc. LP (Paradise Village) (C)	Churchill Family Trust (33%)	67.0%	Yes	1		$27.9	$30.0	No
33	Other Consolidated Joint Ventures		Various	Yes	23		$436.6	$62.3	Yes

	TOTALS				381		$10,060.0	$6,078.9

(A)	Property is under development

(B)	The Company owns an effective ownership of 20.7% in DDR Macquarie Fund LLC, 11.9% in Macquarie DDR Trust and 11.9% in MDT PS LLC.

(C)	Joint Venture is included in consolidated operating results of DDR
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2008

	DDRTC Core	DDR Domestic	Investments	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	Retail	Retail	with	DDR	DDR Buena	DDR Fairplain	DDR Marley	DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Real estate assets	$2,951.9	$1,464.9	$1,935.6	$176.7	$102.7	$32.3	$13.2	$42.4
Accumulated depreciation	(111.0)	(45.5)	(155.5)	0.0	(7.5)	(1.2)	(0.4)	0.0

Real estate, net	2,840.9	1,419.4	1,780.1	176.7	95.2	31.1	12.8	42.4

Receivables, net	27.3	19.4	37.5	0.0	3.4	0.5	(0.0)	0.0
Other assets	102.5	57.6	83.0	(8.1)	1.5	0.3	0.4	1.4
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,970.7	$1,496.4	$1,900.6	$168.6	$100.1	$31.9	$13.2	$43.8

Mortgage debt	$1,761.0	$968.0	$1,300.4	$48.0	$61.0	$16.0	$10.8	$18.5
Amounts payable to DDR	2.0	2.2	0.2	25.6	0.0	0.0	0.0	0.0
Other liabilities	41.0	23.1	55.7	7.4	2.0	0.5	0.1	0.7

	1,804.0	993.3	1,356.3	81.0	63.0	16.5	10.9	19.2
Accumulated equity (deficit)	1,166.7	503.1	544.3	87.6	37.1	15.4	2.3	24.6
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,970.7	$1,496.4	$1,900.6	$168.6	$100.1	$31.9	$13.2	$43.8

Proportionate share of other assets/liabilities, net	$13.3	$10.8	$13.6	($1.6)	$0.6	$0.1	$0.0	$0.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$23.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the nine months ended September 30, 2008

	DDRTC Core	DDR Domestic	Investments	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	Retail	Retail	with	DDR	DDR Buena	DDR Fairplain	DDR Marley	DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Revenues from operations	$192.7	$104.6	$160.4	$0.0	$10.7	$2.4	$0.8	$0.0
Rental operation expenses	(60.8)	(38.2)	(57.3)	(0.0)	(4.8)	(1.0)	(0.4)	(0.0)

Net operating income	131.9	66.4	103.1	0.0	5.9	1.4	0.4	(0.0)
Depreciation and amortization expense	(59.6)	(29.6)	(32.1)	0.0	(1.7)	(0.4)	(0.2)	0.0
Interest expense	(71.2)	(41.8)	(47.4)	0.0	(1.9)	(0.5)	(0.3)	0.0

Income (loss) before gain on sale of real estate	1.1	(5.0)	23.6	(0.0)	2.3	0.5	(0.1)	(0.0)
Tax expense	0.0	0.0	(2.2)	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	19.8	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$1.1	($5.0)	$41.2	($0.0)	$2.3	$0.5	($0.1)	($0.0)
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%	20%

	$0.2	($1.0)	$6.8	($0.0)	$0.5	$0.1	($0.0)	$0.0
Amortization of basis differential	—	0.6	0.7	—	—	—	—	—

	$0.2	($0.4)	$7.5	($0.0)	$0.5	$0.1	($0.0)	$0.0

Proportionate share of net operating income (4)	$19.8	$13.3	$18.1	($0.0)	$1.2	$0.3	$0.1	$0.0

Proportionate share of interest expense (4)	$10.7	$8.4	$7.8	$0.0	$0.4	$0.1	$0.1	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$1.1	($5.0)	$41.2	($0.0)	$2.3	$0.5	($0.1)	($0.0)
Depreciation of real property	59.6	29.6	32.1	0.0	1.7	0.4	0.2	0.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$60.7	$24.6	$73.3	($0.0)	$4.0	$0.9	$0.1	($0.0)
DDR ownership interest	* **	20%	* **	20%	20%	20%	20%	20%

DDR FFO	$9.0	$4.9	$12.7	($0.0)	$0.8	$0.2	$0.0	$0.0

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2008

	Coventry II	Coventry II DDR	Coventry II	Coventry II	Coventry II	Coventry II
	DDR Montgomery	Phoenix	Service	DDR Totem	DDR Tri-County	DDR Ward	Coventry II DDR	RVIP IIIB LP
	Farm LLC	Spectrum LLC	Holdings LLC	Lakes LLC	Mall LLC	Parkway LLC	Westover LLC	Deer Park, IL
Real estate assets	$138.8	$87.0	$148.0	$42.4	$225.2	$65.7	$29.4	$90.5
Accumulated depreciation	(0.5)	(5.6)	(5.7)	(3.1)	(10.5)	(5.5)	(1.4)	(15.8)

Real estate, net	138.3	81.4	142.3	39.3	214.7	60.2	28.0	74.7

Receivables, net	0.7	2.8	7.7	0.1	3.7	2.6	1.0	3.0
Other assets	1.7	1.5	16.1	0.5	8.5	1.5	0.8	1.9
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$140.7	$85.7	$166.1	$39.9	$226.9	$64.3	$29.8	$79.6

Mortgage debt	$98.8	$46.0	$117.4	$29.5	$166.9	$36.0	$20.8	$60.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.3	3.4	6.8	0.8	10.7	1.9	0.8	2.7

	99.1	49.4	124.2	30.3	177.6	37.9	21.6	62.7
Accumulated equity (deficit)	41.6	36.3	41.9	9.6	49.3	26.4	8.2	16.9
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$140.7	$85.7	$166.1	$39.9	$226.9	$64.3	$29.8	$79.6

Proportionate share of other assets/liabilities, net	$0.2	$0.2	$3.4	($0.1)	$0.3	$0.4	$0.2	$0.6

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the nine months ended September 30, 2008

	Coventry II	Coventry II DDR	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	DDR Montgomery	Phoenix	Service	DDR Totem	DDR Tri-County	DDR Ward	DDR	RVIP IIIB LP
	Farm LLC	Spectrum LLC	Holdings LLC	Lakes LLC	Mall LLC	Parkway LLC	Westover LLC	Deer Park, IL
Revenues from operations	$1.9	$7.8	$19.8	$2.2	$15.2	$6.6	$3.4	$10.3
Rental operation expenses	(1.2)	(3.3)	(9.2)	(0.8)	(6.8)	(3.2)	(1.2)	(3.7)

Net operating income	0.7	4.5	10.6	1.4	8.4	3.4	2.2	6.6
Depreciation and amortization expense	(0.5)	(1.1)	(3.0)	(0.5)	(3.3)	(0.9)	(0.4)	(1.9)
Interest expense	(0.0)	(1.4)	(7.5)	(0.9)	(7.7)	(1.2)	(0.7)	(2.5)

Income (loss) before gain on sale of real estate	0.2	2.0	0.1	(0.0)	(2.6)	1.3	1.1	2.2
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$0.2	$2.0	$0.1	($0.0)	($2.6)	$1.3	$1.1	$2.2
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	***

	$0.0	$0.4	$0.0	($0.0)	($0.5)	$0.3	$0.2	$1.0
Amortization of basis differential	—	—	—	—	—	—	—	—

	$0.0	$0.4	$0.0	($0.0)	($0.5)	$0.3	$0.2	$1.0

Proportionate share of net operating income (4)	$0.1	$0.9	$2.1	$0.3	$1.7	$0.7	$0.4	$1.7

Proportionate share of interest expense (4)	$0.0	$0.3	$1.5	$0.2	$1.5	$0.2	$0.1	$0.7

Funds From Operations (“FFO”):

Net income (loss)	$0.2	$2.0	$0.1	($0.0)	($2.6)	$1.3	$1.1	$2.2
Depreciation of real property	0.5	1.1	3.0	0.5	3.3	0.9	0.4	1.9
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$0.7	$3.1	$3.1	$0.5	$0.7	$2.2	$1.5	$4.1
DDR ownership interest	20%	***	20%	20%	20%	20%	20%	***

DDR FFO	$0.1	$0.6	$0.6	$0.1	$0.1	$0.4	$0.3	$2.0

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2008

	RVIP VII	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra	DDR-SAU Retail	DDRA Community	DDR Markaz
	LLC	Tech Ridge LLC	Holdings LLC	Venture I GP	Brazil BV Sarl (2)	Fund LLC (2)	Centers Five LP	II LLC
Real estate assets	$124.9	$33.6	$130.8	$160.0	$383.5	$309.1	$240.1	$205.3
Accumulated depreciation	(21.0)	(4.4)	(11.9)	(6.0)	(36.3)	(21.5)	(51.2)	(20.2)

Real estate, net	103.9	29.2	118.9	154.0	347.2	287.6	188.9	185.1

Receivables, net	2.4	1.6	1.8	1.9	14.1	7.3	6.5	1.7
Other assets	7.6	1.8	2.1	4.7	32.1	39.3	5.6	5.3
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$113.9	$32.6	$122.8	$160.6	$393.4	$334.2	$201.0	$192.1

Mortgage debt	$72.1	$23.4	$9.8	$110.0	$26.6	$226.2	$280.0	$150.5
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.4	0.0	0.3
Other liabilities	16.0	1.4	1.9	0.6	35.9	6.3	3.2	(0.5)

	88.1	24.8	11.7	110.6	62.5	232.9	283.2	150.3
Accumulated equity (deficit)	25.8	7.8	111.1	50.0	330.9	101.3	(82.2)	41.8
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$113.9	$32.6	$122.8	$160.6	$393.4	$334.2	$201.0	$192.1

Proportionate share of other assets/liabilities, net	($1.3)	$0.5	$0.2	$0.6	$5.2	$8.0	$4.5	$1.5

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the nine months ended September 30, 2008

	RVIP VII	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra	DDR-SAU Retail	DDRA Community	DDR Markaz
	LLC	Tech Ridge LLC	Holdings LLC	Venture I GP	Brazil BV Sarl (2)	Fund LLC (2)	Centers Five LP	II LLC
Revenues from operations	$10.3	$4.7	$9.6	$11.5	$55.6	$27.3	$27.4	$16.0
Rental operation expenses	(3.3)	(1.9)	(2.8)	(4.2)	(15.2)	(8.8)	(8.1)	(6.0)

Net operating income	7.0	2.8	6.8	7.3	40.4	18.5	19.3	10.0
Depreciation and amortization expense	(2.2)	(0.8)	(2.3)	(3.3)	(8.7)	(11.6)	(5.5)	(4.0)
Interest expense	(2.9)	(0.7)	(0.4)	(4.7)	0.0	(9.2)	(11.8)	(6.1)

Income (loss) before gain on sale of real estate	1.9	1.3	4.1	(0.7)	31.7	(2.3)	2.0	(0.1)
Tax expense	0.0	0.0	0.0	0.0	(9.7)	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$1.9	$1.3	$4.1	($0.7)	$22.0	($2.3)	$2.0	($0.1)
DDR ownership interest	* **	* **	10%	10%	50%	20%	50%	20%

	$0.4	$0.5	$0.4	($0.1)	$11.0	($0.5)	$1.0	($0.0)
Amortization of basis differential	(0.2)	—	0.0	0.1	(1.9)	(0.2)	0.3	0.1

	$0.2	$0.5	$0.4	$0.0	$9.1	($0.7)	$1.3	$0.1

Proportionate share of net operating income (4)	$1.5	$0.7	$0.7	$0.7	$20.2	$3.7	$9.6	$2.0

Proportionate share of interest expense (4)	$0.6	$0.2	$0.0	$0.5	$0.0	$1.8	$5.9	$1.2

Funds From Operations (“FFO”):

Net income (loss)	$1.9	$1.3	$4.1	($0.7)	$22.0	($2.3)	$2.0	($0.1)
Depreciation of real property	2.2	0.8	2.3	3.3	8.7	11.6	5.5	4.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$4.1	$2.1	$6.4	$2.6	$30.7	$9.3	$7.5	$3.9
DDR ownership interest	* **	* **	* **	10%	* **	20%	50%	* **

DDR FFO	$1.6	$0.9	$0.6	$0.3	$15.5	$1.9	$3.7	$0.9

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2008

	Lennox Town				Jefferson	Sansone	Sold/Acquired		DDR’s
	Center	Sun Center	Dublin	DOTRS	County	Group /	and		Proportionate
	Limited (2)	Limited (2)	Village (3)	LLC	Plaza LLC	DDRC LLC	Other JVs (5)	Total	Share
Real estate assets	$21.0	$25.9	$0.1	$26.5	$7.0	$0.5	$49.6	$9,264.7	$1,944.4
Accumulated depreciation	(5.1)	(8.3)	0.0	(5.7)	(1.0)	(0.3)	(6.6)	(568.8)	(149.2)

Real estate, net	15.9	17.6	0.1	20.8	6.0	0.2	43.0	8,695.9	1,795.2

Receivables, net	2.4	0.9	0.0	1.2	0.1	2.3	1.2	155.0	39.2
Other assets	0.5	0.9	0.0	0.9	0.3	1.5	2.3	376.2	82.3
Disproportionate share of equity	—	—	—	—	—	—	—	—	18.7	(6)

	$18.8	$19.4	$0.1	$22.9	$6.4	$4.0	$46.5	$9,227.1	$1,935.4

Mortgage debt	$27.0	$19.0	$0.0	$21.0	$3.7	$0.0	$24.4	$5,752.5	$1,199.6
Amounts payable to DDR	0.0	0.0	0.1	0.0	4.0	0.0	0.0	34.7	5.5
Other liabilities	1.5	0.6	0.0	0.6	0.1	1.0	3.0	229.8	56.2

	28.5	19.6	0.1	21.6	7.8	1.0	27.4	6,017.0	1,261.3
Accumulated equity (deficit)	(9.7)	(0.2)	0.0	1.3	(1.4)	3.0	19.1	3,210.1	655.4
Disproportionate share of equity	—	—	—	—	—	—	—	—	18.7	(6)

	$18.8	$19.4	$0.1	$22.9	$6.4	$4.0	$46.5	$9,227.1	$1,935.4

Proportionate share of other assets/liabilities, net	$0.7	$0.9	($0.0)	$0.8	$0.1	$1.4	$0.1	$65.3

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$2.0	$0.0	$0.0	$25.0

Combining Statements of Operations
for the nine months ended September 30, 2008

	Lennox Town				Jefferson	Sansone		Sold/Acquired		DDR’s
	Center	Sun Center	Dublin	DOTRS	County	Group /		and		Proportionate
	Limited (2)	Limited (2)	Village (3)	LLC	Plaza LLC	DDRC LLC		Other JVs (5)	Total	Share
Revenues from operations	$3.7	$3.7	$0.0	$3.2	$0.7	$0.5		$1.4	$714.6	$157.6
Rental operation expenses	(1.2)	(1.0)	(0.0)	(0.9)	(0.4)	0.0		(0.6)	(246.2)	(52.5)

Net operating income	2.5	2.7	0.0	2.3	0.3	0.5		0.8	468.4	105.1
Depreciation and amortization expense	(0.3)	(0.5)	0.0	(0.6)	(0.2)	0.0		(0.4)	(175.7)	(36.0)
Interest expense	(1.1)	(1.1)	(0.0)	(1.0)	(0.4)	0.0		(0.4)	(225.0)	(44.5)

Income (loss) before gain on sale of real estate	1.1	1.1	(0.0)	0.7	(0.3)	0.5		0.0	67.7	24.6
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0		0.0	(12.0)	(5.0)
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0		0.0	19.8	1.3
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0		(0.0)	(0.0)	(0.0)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0		0.1	0.1	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—		—	—	1.9 (7)

Net income (loss)	$1.1	$1.1	$0.0	$0.7	($0.3)	$0.5		$0.1	$75.6	$22.8
DDR ownership interest	* **	* **	63%	50%	50%	*	**	* **	* **	* **

	$0.5	$0.8	($0.0)	$0.3	($0.1)	$0.5		$0.0	$22.8	$22.8
Amortization of basis differential	—	(0.1)	—	0.1	—	(0.3)		(0.1)	(0.9)	(0.9)

	$0.5	$0.7	$0.0	$0.4	($0.1)	$0.2		($0.1)	$21.9	$21.9

Proportionate share of net operating income (4)	$1.3	$2.1	($0.0)	$1.1	$0.2	$0.3		$0.2	$105.1

Proportionate share of interest expense (4)	$0.6	$0.9	$0.0	$0.5	$0.2	$0.0		$0.1	$44.5

Funds From Operations (“FFO”):

Net income (loss)	$1.1	$1.1	$0.0	$0.7	($0.3)	$0.5		$0.1	$75.6	$22.8
Depreciation of real property	0.3	0.5	0.0	0.6	0.2	0.0		0.4	175.7	36.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—		—	—	2.1 (8)

	$1.4	$1.6	($0.0)	$1.3	($0.1)	$0.5		$0.5	$251.3	$60.9

DDR ownership interest	* **	* **	63%	50%	50%	*	**	* **	* **

DDR FFO	$0.7	$1.2	($0.0)	$0.6	($0.0)	$0.5		$0.5	$60.9

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e., does not reflect step-up in basis).

(3)	Represents undeveloped land.

(4)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(5)	Represents residual joint venture interests sold in 2007 and other small joint venture investments and land developments. Note: To the extent that DDR is entitled to receive promoted income, DDR’s share of income could exceed the total income recorded by certain joint ventures as assets continue to be liquidated.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II DDR Montgomery Farm and Coventry II DDR Tri-County Mall joint ventures as well as investments with Macquarie.

(7)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB and investments with Macquarie.

(8)	Adjustments associated with Coventry’s promoted interests primarily at RVIP IIIB and RVIP VII joint ventures as well as investments with Macquarie and additional promoted interest from joint venture investments sold in 2007.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Wholly-Owned and Consolidated Capital Transactions
(In Millions)

	Nine Months
	Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,
	2008		2007		2006

Acquisitions/Transfers	$0.7		$3,048.7	(2)	$370.2
Completed Expansions	27.8		32.7		73.1
Developments & Construction in Progress	337.4		428.5		246.0
Recurring Tenant Improvements & Third Party Leasing Commissions	8.1		12.5		11.7
Furniture, Fixtures & Equipment	5.1		13.0		10.2
Foreign Currency Adjustments	(8.0)		0.0		0.0

	371.1		3,535.4		711.2
Less: Real Estate Sales & Joint Venture Transfers	(172.2	)(1)	(2,001.3	)(3)	(289.8)

Net Additions	$198.9		$1,534.1		$421.4

(1)	In addition to asset sales disclosed on Schedule 4.2, this balance includes the sale of seven outparcels.

(2)	Includes acquisitions of the IRRETI portfolio ($3,018 million), a property in Terrell, TX ($17 million), an additional interest in a San Francisco property, and the redemption of OP units.

(3)	In addition to asset sales ($610 million), this balance includes the following sales to joint ventures: Dividend Capital Total Realty Trust ($99 million), DDR Domestic Retail Fund I Joint Venture ($1,229 million), Macquarie DDR Trust ($50 million); and 11 outparcel sales.
Summary of Joint Venture Capital Transactions
(In Millions)

	Nine Months
	Ended	Year Ended		Year Ended
	September 30,	December 31,		December 31,
	2008	2007		2006

Acquisitions/Transfers	$49.9	$4,987.4	(1)	$729.9
Completed Expansions	0.0	21.9		0.0
Developments & Construction in Progress	281.6	142.7		139.6
Recurring Tenant Improvements & Third Party Leasing Commissions	12.1	9.8		9.1
Foreign Currency Adjustments	(22.8)	48.5		0.0

	$320.8	$5,210.3		$878.6
Less: Real Estate Sales and Dispositions	($1.8)	($204.3)	(2)	($409.0)

Net Additions	$319.0	$5,006.0		$469.6

(1)	Includes the acquisition of assets from DDR by DDR Domestic Retail Fund ($1,463 million), Dividend Capital Total Realty Trust ($160 million) and DDR Macquire Fund LLC ($50 million). Also includes the formation of DDRTC Core Retail Fund ($2,942 million), the acquisition of the SAU Retail Fund ($309 million), and the acquisition of an additional property interest by Sonae Sierra Brazil BV Sarl.

(2)	Includes the sale of seven shopping centers ($168 million), which were previously owned by a joint venture with Kuwait Financial Centre, to the DDR Domestic Retail Fund I and the sale of vacant land in TX and CO.
Summary of Wholly Owned and Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Operating Property Acquisitions
There were no significant third party acquisitions for the nine-month period ended September 30, 2008.
Operating Property Dispositions

			DDR’s			Purchase
Disposition			Effective			Price
Date	Location	Property Name	Ownership	JV Partner	Total GLA	(Millions)	Major Tenants
Consolidated
1/10/2008	Brandon, FL	Albertsons at Bloomingdale Hills	100%	N/A	78,686	$6.4	Albertson’s
3/7/2008	Gadsden, AL	East Side Plaza	100%	N/A	85,196	$1.6	Fred’s, Food World (Not Owned)
6/12/2008	Hutchinson, MN	Hutchinson Mall	100%	N/A	121,001	$2.5	J.C. Penney, Hennen’s Furniture (Not Owned)
6/23/2008	Charlotte, NC	BJ’S Wholesale Club	100%	N/A	99,792	$16.6	BJ’s Wholesale Club
8/5/2008	Daytona Beach, FL	PetsMart	100%	N/A	26,194	$5.3	PetsMart
8/5/2008	Alpharetta, GA	PetsMart	100%	N/A	38,418	$6.4	PetsMart
8/5/2008	Chattanooga, TN	PetsMart	100%	N/A	26,040	$4.8	PetsMart
8/5/2008	Fredericksburg, VA	PetsMart	100%	N/A	26,067	$5.2	PetsMart
8/11/2008	S. Anderson, SC	Crossroads Plaza	100%	N/A	163,809	$3.1	—
8/21/2008	Daytona Beach, FL	KB Homes	100%	N/A	22,255	$2.8	KB Homes
8/12/2008	Chelmsford, MA	Apollo Drive Office Building	55.84%	USAA	291,424	$20.7	—
9/12/2008	Jersey City, NJ	440 Commons	100%	N/A	162,533	$24.6	Home Depot, Raymour & Flanigan

Total Dispositions					1,141,415	$99.5

Joint Venture
There were no significant third party dispositions for the nine-month period ended September 30, 2008.
Wholly Owned and Joint Venture Acquisitions and Dispositions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Wholly-Owned and Consolidated Development Projects

					Cost	Assets	Estimated
				Estimated	Incurred	Placed in	Initial
		Total	Owned	Net Cost	To Date	Service	Anchor
Location	Project Name	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Process
Ukiah (Mendocino), CA (1)	Mendocino Crossings	755,188	227,500	$66.2	$13.3	$0.0	2H10
New Haven (Guilford), CT	Guilford Commons	146,396	146,396	$47.6	$11.6	$0.0	2H10	Coldwater Creek, Joseph Banks, J.Crew
Homestead, FL	Homestead Pavilion	397,743	275,839	$74.9	$74.8	$0.0	2H08	Kohl’s, Sports Authority, Ross Dress for Less, Michaels, Staples
Miami, FL	Shops at Midtown	644,999	400,685	$142.6	$132.4	$102.8	2H06	Target, Marshalls, West Elm,
								Loehmann’s, Ross Dress for Less, Linens’n Things, Circuit City
Boise (Nampa), ID	Nampa Gateway Center	948,150	450,855	$123.1	$72.3	$10.0	2H07	JCPenney, Macy’s, The Sports Authority
Boston (Norwood), MA	The Shoppes at Elmway Farms	72,340	72,340	$25.5	$14.0	$0.0	2H09
Boston, MA (Seabrook, NH)	Seabrook Town Center	471,480	215,905	$57.5	$32.9	$0.0	2H10	Target (Phase I)
Elmira (Horseheads), NY	Southern Tier Crossings	689,395	350,987	$53.7	$42.3	$11.4	1H07	Kohl’s, Wal-Mart, Dick’s, Circuit City, PetsMart, Ulta, Mens Warehouse
Raleigh (Apex), NC	Apex Promenade	87,780	81,780	$17.9	$8.2	$0.0	2H09	HH Gregg, Outback Steakhouse
Austin (Kyle), TX (1)	Kyle Marketplace	805,618	443,092	$77.2	$45.6	$0.0	2H09	Target, Kohl’s, City Lights Theater

		5,019,089	2,665,379	$686.2	$447.4	$124.2

Wholly-Owned and Consolidated Land Held for Development

	DDR’s
	Effective	Total
Location	Ownership	Acreage

Tampa (Brandon), FL	100%	46.3
Tampa (Wesley Chapel), FL	100%	10.0
Atlanta (Douglasville), GA	100%	30.2
Atlanta (Union City), GA	100%	85.0
Chicago (Grayslake), IL	50%	106.0
Gulfport, MS	100%	86.2
Raleigh (Apex), NC	100%	52.6
San Antonio (Schertz), TX	50%	85.0
Isabela, Puerto Rico	80%	11.1
Oconomowoc, WI	50%	121.6
Toronto (Brampton), CAN	50%	43.0
Toronto (East Gwillinbury — Bayview/Greenlane), CAN	50%	39.0
Toronto (East Gwillinbury — Hwy 404/Greenlane East), CAN	50%	44.0
Toronto (East Gwillinbury — Hwy 404/Greenlane West), CAN	50%	29.0
Toronto (Richmond Hill), CAN	50%	52.0
Togliatti, Russia	75%	61.2
Yaroslavl, Russia	75%	8.0
Other Misc. Land (13 sites)	100%	Various

Wholly-Owned & Consolidated Total Net Cost	$258.9 (1)	910.2

(1)	Amount excludes partner’s ownership interest, which was $113.9 million as of September 30, 2008 and was reflected on the Company’s balance sheet in construction in progress.
Wholly Owned and Consolidated Developments 4.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Joint Venture Development Projects

				DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
				Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
		Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor
Location	Project	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Progress
Kansas City (Merriam), KS	Merriam Village	245,182	158,632	20.0%	Coventry II	$43.7	$42.4	$0.0	$8.7	2H08	Circuit City

Detroit (Bloomfield Hills), MI	Bloomfield Park	762,915	623,782	10.0%	Coventry II/BP I, LLC	$189.8	$176.7	$0.0	$19.0	2H09	Barnes and Noble, The Park Theater

Dallas (Allen), TX	Watters Creek	831,413	797,665	10.0%	Coventry II/Trademark Property Company	$171.2	$138.7	$50.4	$17.1	1H08	Market Street United, Borders

Manaus, Brazil (1)	Manauara	477,630	477,630	47.4%	Sonae Sierra	$124.6	$75.2	$0.0	$59.1	1H09	Riachuelo, Renner, Bemol, Marisa

		2,317,140	2,057,709			$529.3	$433.0	$50.4	$103.9

(1)	The majority of the increase in the estimated net cost is due to foreign currency translation rates.
Joint Venture Developments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Development Assets Placed in Service
(In Millions)

		Unconsolidated JV Assets
			DDR’s
	Consolidated		Proportionate
Date	Assets	Total	Share

As of September 30, 2008	$124.2	$50.4	$5.0
4th Quarter 2008	$40.7	$47.3	$5.5
Projected 2009	$141.4	$278.8	$75.4
Projected Thereafter	$379.9	$152.8	$18.0

	$686.2	$529.3	$103.9

Development Funding Schedule
(In Millions)

		Unconsolidated Joint Venture Funding
		DDR	JV Partners’	Proceeds from
	Consolidated	Proportionate	Proportionate	Construction	Total
	Funding	Share	Share	Loans	JV Funding
Funded as of September 30, 2008	$447.4	$69.9	$172.2	$190.9	$433.0
Projected Net Funding During 2008	$22.4	12.2	23.0	47.1	$82.3
Projected Net Funding 2009	$55.8	22.2	47.1	100.4	$169.7
Projected Net Funding Thereafter	$160.6	(39.5)	(158.1)	41.9	($155.7)

	$686.2	$64.8	$84.2	$380.3	$529.3

Wholly Owned and Joint Venture Development Delivery and
Funding Schedules 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Significant Wholly-Owned and Consolidated
Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description

Projects Completed

Olean, NY	Wal-Mart Plaza	100%	N/A	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Dayton (Huber Hts.), OH	North Heights Plaza	100%	N/A	Expansion of the shopping center to construct a 45,000 sf Dick’s (opened 4/08).

Total Net Cost (Millions)			$27.8

Projects in Progress
Miami (Plantation), FL	The Fountains	100%	N/A	Redevelopment of shopping center to include Kohl’s and other junior anchor tenants.

Chesterfield, MI	Chesterfield Corners	100%	N/A	Dollar Galaxy (opened 8/07), Xtreme Fitness (opened 4/08), 8,400 sf of small shop retail and additional retail space to be announced.

Fayetteville, NC	Cross Pointe Center	100%	N/A	Reconfigure 18,000 sf of in-line space. Construct multi-tenant outparcel building.

Akron (Stow), OH	Stow Community	100%	N/A	Recapture 116,000 sf Kmart and release to Hobby Lobby (opened 10/08) and additional retail space. Create outparcels.

Total Net Cost (Millions)			$121.5	(1)

(1) At September 30, 2008, approximately $85.0 million of costs had been incurred in relation to the projects in progress.
Summary of Significant Joint Venture Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description

Projects in Progress

Buena Park, CA	Buena Park Mall & Entertainment	20.0%	Coventry II	Redevelopment of the lower level of the mall to include John’s Incredible Pizza.

Los Angeles (Lancaster), CA	Valley Central Discount	21.0%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (opened 7/07). Recaptured and redemise the former Wal-Mart for Michael’s (opened 9/08) and three additional junior anchors and three outparcels.

Chicago (Deer Park), IL	Deer Park Town Center	25.75%	Prudential Real Estate Investors	Construction of a 13,500 sf multi-tenant outparcel building.

Benton Harbor, MI	Fairplain Plaza	20.0%	Coventry II	Expansion of the existing shopping center to include an 89,000 sf Kohl’s (opened 10/06), a 20,087 sf PETsMART (opened 2/08), a 17,340 sf Michael’s, and additional retail tenants to be announced.

Kansas City, MO	Ward Parkway	20.0%	Coventry II	Redevelopment of the lower level of the mall to include Staples (opened 5/08), other tenants that have opened and other retail tenants to be announced.

Cincinnati, OH	Tri-County Mall	18.0%	Coventry II /Thor Equities	Redevelopment of the former JCPenney store to include Krazy City and Ethan Allen (opened 4Q07), and several other new retail tenants and restaurants to be announced.

Total Net Cost (Millions)			$449.2	(1) (2)

DDR’s Proportionate Share (Millions)			$85.8

(1)	Total cost includes the acquisition costs for the Coventry II redevelopments.

(2)	At September 30, 2008, approximately $401.8 million of costs had been incurred in relation to the projects in progress and DDR’s pro-rata share was $76.1 million.
Wholly Owned and Joint Venture Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008
Summary of Recently Developed Assets

				DDR’s Effective
	Location	Related Project	Owned GLA	Ownership

1	San Diego (Oceanside), CA	Oceanside Place Cinemas	79,884	100%
2	Denver (Littleton, CO)	Aspen Grove	231,450	100%
3	Fort Collins, CO	Mulberry and Lemay Crossing	18,988	100%
4	Lakeland, FL	Lakeland Marketplace	77,582	100%
5	Miami (Homestead), FL	Homestead Pavilion	275,839	100%
6	Miami, FL	The Shops at Midtown Miami	400,685	100%
7	Macon, GA	Eisenhower Annex	55,505	100%
8	Chicago (Deer Park), IL	Deer Park Town Center	292,139	24.8%
9	Chicago (McHenry), IL	The Shoppes at Fox River	224,552	100%
10	Salisbury, MD	The Commons	126,135	100%
11	Boston (Everett), MA	Gateway Center	222,236	100%
12	Minneapolis (Coon Rapids), MN	Riverdale Village	8,856	100%
13	St. Louis (Arnold), MO	Jefferson County Plaza	42,091	50%
14	Freehold, NJ	Freehold Marketplace	23,454	100%
15	Princeton, NJ	Nassau Park Pavilion	598,737	100%
16	Trenton (Hamilton), NJ	Hamilton Marketplace	468,240	100%
17	Elmira (Horseheads), NY	Southern Tier Crossing	350,987	100%
18	Raleigh (Apex), NC	Apex Promenade	81,780	100%
19	Raleigh (Apex), NC	Beaver Creek Crossings (Phase 1 — South)	268,333	100%
20	Cleveland (Aurora), OH	Barrington Town Square	102,683	100%
21	Allentown, PA	West Valley Marketplace	259,239	100%
22	Johnson City, TN	Johnson City Marketplace	11,749	100%
23	Austin, TX	Shoppes @Tech Ridge	282,798	24.8%
24	San Antonio, TX	Bandera Point	416,721	100%
25	San Antonio, TX	Village at Stone Oak	305,824	100%
26	San Antonio, TX	Westover Marketplace	216,737	20%
27	Milwaukee (Brookfield), WI	Shoppers World of Brookfield	15,070	100%
28	Manaus, Brazil	Manauara Shopping Center	477,630	47.4%

	Total		5,935,924

Summary of Recently Developed Assets 4.7

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008
Summary of Recently Expanded and Redeveloped Assets
				DDR’s Effective
	Location	Related Project	Owned GLA	Ownership

1	Birmingham, AL	Brook Highland Plaza	424,341	100%
2	Phoenix, AZ	Christown Spectrum Mall	441,406	20%
3	N. Little Rock, AR	McCain Plaza	295,013	100%
4	Los Angeles (Buena Park), CA	Buena Park Downtown	724,143	20%
5	Denver, CO	Centennial Promenade	408,337	100%
6	Lakeland, FL	Lakeland Burlington Coat Factory	81,921	100%
7	Ocala, FL	Ocala West	105,276	100%
8	Tallahassee, FL	Capital West	79,451	100%
9	Tampa (Bayonet Point), FL	Point Plaza	209,714	100%
10	Tampa (Brandon), FL	Kmart Shopping Center	161,900	100%
11	Ottumwa, IA	Quincy Place Mall	241,427	100%
12	Benton Harbor, MI	Fairplain Plaza	222,739	20%
13	Chesterfield, MI	Chesterfield Marketplace	281,320	100%
14	Gaylord, MI	Pine Ridge Square	150,203	100%
15	Starkville, MS	Starkville Crossings	133,691	100%
16	Kansas City, MO	Ward Parkway	388,387	20%
17	Kansas City (Leawood, KS), MO	Town Center Plaza		100%
18	Buffalo (Amherst), NY	Boulevard Consumer Square	441,603	100%
Summary of Recently Developed Assets 4.8

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008
Summary of Recently Expanded and Redeveloped Assets

			Owned	DDR’s Effective
	Location	Related Project	GLA	Ownership

19	Olean, NY	Wal-Mart Plaza	285,400	100%
20	Rome, NY	Freedom Plaza	194,467	100%
21	Charlotte (Mooresville), NC	Mooresville Consumer Square	472,182	100%
22	Durham, NC	Oxford Commons	207,864	100%
23	Fayetteville, NC	Cross Pointe Center	204,563	100%
24	Wilmington, NC	University Centre	411,887	100%
25	Akron (Stow), OH	Stow Community Shopping Center	404,483	100%
26	Cincinnati, OH	Tri County Mall	758,031	18%
27	Dayton (Huber Hts), OH	North Heights Plaza	182,749	100%
28	Tiffin, OH	Tiffin Mall	170,868	100%
29	San Juan (Bayamon), PR	Rio Hondo	466,499	100%
30	San Juan (Ron Piedras), PR	Seniorial Plaza	168,664	100%
31	Chattanooga, TN	Overlook at Hamilton Place	207,244	100%
32	Salt Lake City (Midvale), UT	Family Center at Fort Union	641,957	100%
33	Salt Lake City (Riverdale), UT	Family Center at Riverdale	593,398	100%
34	Salt Lake City (Taylorsville), UT	Family Center at Taylorsville	697,630	100%
35	Seattle (Kirkland), WA	Totem Lakes Malls	253,867	20%

	Total		6,971,718

Summary of Recently Expanded and Redeveloped Assets 4.8

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Company Features

724	Shopping Centers and Interests in Retail Assets

45	States (Plus Puerto Rico, Brazil, Russia and Canada)

119	Million Sq. Ft. Owned (1)

159	Million Sq. Ft. Owned and Managed (1) (2)

94.5%	Core Portfolio % Leased

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments and redevelopments in process and scheduled to commence in 2008, total owned GLA was 66.4 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

National portfolio creates efficiencies and strengthens tenant relationships

159 MSF in 45 states plus Puerto Rico, Brazil, Russia and Canada
GLA by State
+5.0 MSF
+1.0 –5.0 MSF
Less than 1.0 MSF
13.8 msf
8.7%
5.8 msf
3.7%
10.3 msf
6.5%
6.3 msf
4.0%
9.3 msf
5.9%
5.0 msf
3.2%
16.6 msf
10.5%
7.7 msf
4.9%
15.7 msf
9.9%
5.0 msf
3.1%
Puerto Rico
Brazil

Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Average Annualized Base Rental Rates PSF

	Number of	Total Annualized Base Rent / S.F.
Period Ending	Properties	Total	Shop Space

Sept. 30, 2008	660	$12.38	$18.41
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Figures exclude Brazilian portfolio, Service Merchandise portfolio, development properties and managed properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Lease Expirations by Year as of September 30, 2008

	Anchor Base Rent				Shop Space Base Rent
		Revenues		% of		Revenues		% of
Year	Leases	($M)	Avg. PSF	Revenue	Leases	($M)	Avg. PSF	Revenue

2008	16	$4.1	$8.13	0.6%	539	$23.2	$16.87	4.1%
2009	68	$20.1	$7.01	3.1%	1,406	$71.3	$16.71	12.7%
2010	120	$38.4	$8.38	6.0%	1,442	$79.4	$17.49	14.1%
2011	151	$52.5	$10.13	8.2%	1,471	$92.0	$18.55	16.3%
2012	160	$56.9	$8.64	8.8%	1,200	$80.0	$19.11	14.2%
2013	150	$51.1	$8.46	7.9%	1022	$70.7	$17.69	12.6%
2014	156	$59.5	$9.58	9.2%	292	$24.7	$18.07	4.4%
2015	106	$49.1	$9.54	7.6%	218	$21.3	$18.97	3.8%
2016	101	$46.9	$9.66	7.3%	200	$20.7	$20.68	3.7%
2017	97	$50.2	$10.37	7.8%	196	$22.3	$19.81	4.0%

2008 - 2017 Subtotal	1,125	$428.8	$9.16	66.6%	7,986	$505.6	$18.10	89.9%
Total Rent Roll	1,457	$643.6	$9.47	100.0%	8,410	$562.7	$18.16	100.0%

Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Largest Tenants by Owned and Managed GLA

	Total	Total	Owned	Owned	Unowned	Unowned
	Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	103	16.3	44	6.6	59	9.5
2. Target	66	7.9	11	1.4	55	6.5
3. Lowe’s Home Improvement	41	5.3	21	2.7	20	2.6
4. Home Depot	41	4.3	12	1.2	29	3.1
5. Kohl’s	43	3.6	37	3.2	6	0.4
6. T.J. Maxx / Marshalls	100	3.3	100	3.3	0	0.0
7. Kmart / Sears	38	3.2	37	3.0	1	0.2
8. Mervyns	38	2.9	38	2.9	0	0.0
9. Publix Supermarkets	56	2.5	56	2.5	0	0.0
10. PetSmart	102	2.3	101	2.2	1	0.1
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Largest Tenants by GLA and Base Rental Revenues (1)

		% of	Credit Ratings
Major Tenant (units)	Owned GLA	Total GLA	(S&P/Moody’s)

1. Wal-Mart / Sam’s Club (44)	4.9	7.3%	AA / Aa2
2. Lowe’s Home Improvement (21)	2.2	3.2%	A+ / A1
3. Kmart / Sears (37)	2.0	3.0%	BB / Ba1
4. T.J. Maxx / Marshall’s (100)	1.6	2.5%	A / A3
5. Mervyns (38)	1.5	2.2%	NR / NR
6. Kohl’s (37)	1.4	2.1%	BBB / Baa1
7. Target (11)	1.1	1.7%	A+ / A2
8. PetSmart (101)	1.0	1.6%	BB / NR
9. Kroger (41)	1.0	1.6%	BBB- / Baa2
10. Bed, Bath, & Beyond (60)	1.0	1.5%	BBB / NR

Subtotal 1-10	17.7	26.6%
Total Portfolio	66.4	100.0%

	Base Rental	% of Total	Credit Ratings
Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody’s)

1. Wal-Mart / Sam’s Club (44)	$31.2	4.4%	AA / Aa2
2. Mervyn’s (38)	$17.6	2.5%	NR / NR
3. T.J. Maxx / Marshalls (100)	$14.8	2.1%	A / A3
4. Lowe’s Home Improvement (21)	$13.8	1.9%	A+ / A1
5. Petsmart (101)	$13.6	1.9%	BB / NR
6. Circuit City (45)	$12.1	1.7%	NR / NR
7. Bed Bath & Beyond (60)	$11.8	1.7%	BBB / NR
8. Kohl’s (36)	$9.9	1.4%	BBB / Baa1
9. Rite Aid (41)	$9.8	1.4%	B- / Caa3
10. Michael’s (72)	$9.8	1.4%	B- / Caa1

Subtotal 1-10	$144.4	20.2%
Total Portfolio	$714.0	100.0%

(1)	Based on pro rata ownership of joint venture properties.
Portfolio Summary 5.0

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Consolidated Debt
as of September 30, 2008

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)

SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$888,163		06/10	3.813
$75 Million Revolving Credit Facility		67,750		06/10	3.817
Secured Credit Facility:
$800 Million Term Loan		800,000		02/11	4.836

Total Term and Credit Facility Debt		1,755,913

PUBLIC DEBT:
Medium Term Notes	F	274,924		01/09	3.875
Medium Term Notes	F	199,877		05/10	5.000
Medium Term Notes	F	299,877		08/10	4.625
Medium Term Notes	F	249,613		04/11	5.250
Convertible Notes	F	250,000	(2)	08/11	3.500
Convertible Notes	F	600,000	(3)	03/12	3.000
Medium Term Notes	F	345,615		10/12	5.375
Medium Term Notes	F	199,529		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,519,435

MORTGAGE DEBT:
Terrell, TX	V	12,774	(5)	11/08	5.426
Loisdale Center, Springfield, VA	F	15,950		12/08	4.580
Cascade Marketplace, Sterling, VA	F	9,240		12/08	4.510
Kyle, TX	V	18,627	(5)	12/08	5.426
Silver Springs, MD (Tech 29-1)	F	6,224		02/09	7.330
Middletown Village, Middletown, RI	F	10,000		02/09	4.531
Abernathy Square, Atlanta, GA	F	13,392		03/09	6.285
Shoppes at Wendover Village, Greensboro, NC	F	5,450		06/09	4.222
Leawood, KS	F	46,792		07/09	7.310
Mill Pond Village, Cary, NC	F	8,500		07/09	4.758
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
DDR MDT MV, LLC	V	45,923	(4)	10/09	4.646
Martinsville, VA	F	19,005		12/09	8.460
Schertz, TX	V	6,480	(5)	01/10	6.176
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Brick Ctr Plaza, Brick, NJ	F	10,300		06/10	4.375
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Sony Theatre, East Hanover, NJ	F	6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Consolidated Debt
as of September 30, 2008 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)

Deer Valley — Phoenix, AZ	F	$16,795		09/10	8.010
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	212,550	(4)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,451		11/10	7.920
Big Flats, NY (Big Flats I)	F	5,088		12/10	8.011
Plattsburgh, NY	F	4,967		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Homestead, FL	V	55,876		03/11	5.126
Erie, PA	F	24,465		04/11	6.884
Erie, PA	F	2,823		04/11	6.884
Boardman, OH	F	25,406		04/11	6.884
St. Louis, MO (Sunset)	F	32,933		04/11	6.884
St. Louis, MO (Brentwood)	F	24,465		04/11	6.884
Denver, CO (Centennial)	F	36,697		04/11	6.884
Beachwood, OH	V	14,990		04/11	5.026
Horseheads, NY	V	28,557		09/11	5.426
Indian Train, NC (Union TC Ph I)	F	6,661		10/11	7.000
Gates, NY (Westgate)	F	23,874		10/11	7.240
Ashtabula, OH	F	6,634		12/11	7.000
Phoenix, AZ (Paradise Valley)	F	30,000	(6)	03/12	5.385
St. Louis, MO (Gravois)	F	475		06/12	8.625
Denver, CO (University Hills)	F	26,712		07/12	7.300
N. Charleston, SC	F	10,085		07/12	7.370
Cortez Plaza, Bradenton, FL	F	12,320		07/12	7.150
Duvall Village, Bowie, MD	F	8,477		10/12	7.040
Walgreen’s — Rockford, IL	F	3,223		11/12	4.863
Walgreen’s — Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s — Livonia, MI	F	2,477		11/12	4.863
Mooresville, NC	F	22,953		12/12	6.930
Big Flats, NY (Big Flats IV)	F	842		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	3,040		01/13	8.010
Buffalo, NY (Delaware Commons)	F	753		01/13	6.960
Walgreen’s — Oshkosh, WI	F	2,817		02/13	4.863
Walgreen’s — Westland, MI	F	2,625		03/13	4.863
Paseo Colorado	F	79,100		04/13	5.000
Meridian, ID	F	7,440		04/13	5.000
Meridian, ID	F	29,760		04/13	5.000
Wilmington, NC (University Center)	F	24,500		04/13	5.000
Aspen Grove	F	42,200		04/13	5.000
Plaza Escorial	F	57,500		04/13	5.000
Bayamon, PR (Rio Hondo)	F	109,500		04/13	5.000
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Consolidated Debt
as of September 30, 2008 (con’t)

		Loan	Maturity	Interest
		Balance(000’s)	Date	Rate (1)

Victor, NY (Victor Square)	F	$6,325	04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	44,092	05/13	6.990
W. Long Branch, NJ (Monmouth)	F	10,020	07/13	8.570
Englewood, FL (Rotonda)	F	1,416	07/13	5.800
Reno, NV	V	3,325	02/15	6.700
Olean, NY	F	3,763	07/15	8.995
Mays Landing, NJ (Hamilton)	F	11,704	09/15	4.700
Columbus, OH (Consumer II West)	F	12,677	11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	9,942	11/15	7.850
Lockport, NY (Wal-Mart/Tops)	F	10,387	01/16	8.000
Merriam, KS (TIF)	F	4,775	02/16	6.900
Rome, NY (Freedom)	F	3,652	09/16	7.850
Amherst, NY (Tops Transit + French)	F	4,298	12/16	7.680
Cheektowaga, NY (Wal-Mart Thruway)	F	4,144	10/17	6.780
Ithaca, NY	F	16,244	01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	11,413	07/18	5.670
Niskayuna, NY (Mohawk)	F	21,186	12/18	5.750
Henderson, TN	F	7,810	01/19	7.660
Spring Hill, FL	F	4,580	09/19	9.750
Cedar Rapids, IA	F	8,717	01/20	9.375
Plainville, CT	F	6,675	04/21	7.125
Allentown, PA	F	16,095	07/21	6.950
Gulfport, MS	V	60,000	12/37	8.010

Total Mortgage Debt		1,634,528

Total Consolidated Debt		$5,909,875

		Wtd. Avg.	Wtd. Avg.
		Maturity	Interest Rate
Fixed Rate	$4,507,411	3.17 years	5.1%
Variable Rate	$1,402,464	3.02 years	4.2%

	$5,909,875	3.14 years	4.9%

Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Consolidated Debt
as of September 30, 2008 (con’t)

CUMULATIVE REDEEMABLE PREFERRED SHARES	Outstanding Amount(000’s)	First Call Date
Class G — 8.0%	$180,000	March 28, 2008
Class H — 7.375%	$205,000	July 28, 2008
Class I — 7.5%	$170,000	May 7, 2009
DERIVATIVE INSTRUMENTS

	Notional Amount(000’s)	Underlying Debt Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.933%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.965%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.964%	October 18, 2009
Interest Rate Swap	$200,000	Secured Credit Facility	3 mo. LIBOR	5.149%	June 28, 2010
Interest Rate Swap	$100,000	$1.25 Billion Revolving Credit Facility	1 mo. LIBOR	4.942%	September 29, 2010
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.815%	February 21, 2012

Notes:
F — Fixed-Rate Debt     V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2008 deferred finance cost amortization of approximately $9.4 million net, is offset by approximately $4.9 million of annualized fair market value adjustments in 2008.

2.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $64.23 per share, however, this conversion price has been increased to $73.40 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

3.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.56 per share, however, this conversion price has been increased to $86.99 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

4.	The Company’s 50% joint venture with MDT is consolidated within DDR’s accounts pursuant to FIN 46.

5.	The Company’s 50% joint venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.

6.	The Company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Joint Venture Debt
as of September 30, 2008

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC (25 assets)	F	$736,559	03/17	5.4475
DDRTC Holdings Pool 3, LLC (17 assets)	F	555,034	03/12	5.480
DDRTC Holdings Pool 5, LLC (12 assets)	V	186,500	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC Walks at Highwood Preserve I & II	F	3,700	05/09	4.372
Aiken Exchange	F	7,350	05/09	4.372
Oak Summit	F	8,200	06/09	4.272
Wytheville Commons	F	5,590	06/09	4.302
Heritage Pavilion	F	21,500	07/09	4.460
Columbiana Station	F	25,900	06/10	4.040
Warwick Center	F	16,939	06/10	4.130
Fayette Pavilion I & II	F	53,250	07/10	5.620
North Hill Commons	F	2,475	11/10	5.240
Cox Creek Shopping Center	F	14,264	03/12	7.090
Cypress Trace	F	16,000	04/12	5.000
Waterfront Marketplace	F	29,111	08/12	6.350
Waterfront Town Center	F	38,353	08/12	6.350
Creeks at Virginia Center	F	25,885	08/12	6.370
Willoughby Hills Shopping Center	F	14,312	07/18	6.980

DDR Domestic Retail Fund I
Paradise Promenade, Davie, FL	F	6,400	06/09	4.322
Village Ctr, Racine, WI	F	13,200	04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075	06/10	4.685
Southampton Village, Tyrone, GA	F	6,700	05/11	4.663
Village Center Outlot, Racine, WI	F	2,070	07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250	08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628	12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000	12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355	01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155	12/12	5.001
Hilliard Rome, Columbus, OH	F	11,081	01/13	5.870
Boynton Beach, FL (Meadows Square)	F	3,098	07/13	6.720
DDR Domestic Retail Fund I (25 assets)	F	885,000	07/17	5.600

DDR Macquarie (1)(2)
$305 Million Revolving Credit Facility (10 assets)	V	253,900	04/10	Libor + 40
	F	9,100	04/10	3.938
	F	20,000	04/10	4.360

Secured Portfolio Financing (7 assets)	F	268,000	09/15	6.400
	V	102,500	09/11	Libor + 240
Secured Portfolio Financing (8 assets)	F	165,250	06/09	4.180
	V	7,660	06/09	Libor + 84

BJ’s Clarence	F	4,386	03/22	7.070
Joann Transit	F	2,276	08/13	6.250
New Hartford Consumer Square	F	30,632	11/18	5.750
Birmingham, AL (Riverchase)	F	7,528	01/13	5.500
DDR Macquarie Longhorn Holdings (4 assets)	F	85,000	01/12	4.910
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Joint Venture Debt
as of September 30, 2008 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

DDR Macquarie (1)(2)
DDR Macquarie Longhorn Holdings II (7 assets)	F	$157,250	04/10	4.822
	V	3,570	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III (3 assets)	F	39,300	04/10	5.098

Macquarie DDR US Trust Credit Facility	V	58,000	03/10	Libor + 100

DDR MDT PS, LLC (7 assets)	F	86,000	07/13	6.004

Coventry II DDR Bloomfield	V	48,000	12/08	Libor + 250

Coventry II DDR Buena Park	V	61,000	03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000	09/09	Libor + 275

Coventry II DDR Marley Creek	V	10,750	07/10	Libor + 125

Coventry II DDR Merriam Village	V	18,539	10/08	Libor + 150

Coventry II DDR Montgomery Farm	V	98,772	07/10	Libor + 150

Coventry II DDR Phoenix Spectrum	V	46,000	01/09	Libor + 70

Coventry II DDR SM	V	84,725	01/09	Libor + 80
	V	32,695	01/09	Libor + 223.65

Coventry II DDR Totem Lakes	V	29,500	09/09	Libor + 275

Coventry II DDR Tri County	F	155,075	02/15	5.655
	F	11,778	02/15	10.304

Coventry II DDR Ward Parkway	V	36,000	11/09	Libor + 350

Coventry II DDR Westover Marketplace	V	20,800	07/09	Libor + 125

RVIP III B
Deer Park, IL	F	60,000	10/11	5.590

RVIP VII (2 assets)	V	72,120	04/10	Libor + 125

RVIP VIII	V	23,356	01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,089	05/17	7.630
Tonawanda, NY	F	4,690	06/21	7.660

TRT DDR Holdings I LLC (3 assets)	F	110,000	05/17	5.510

Inland SAU Retail Fund, LLC
Blockbuster	F	993	10/10	4.890
Cascade Crossing	F	4,954	10/10	4.890
Hickory Flat Village	F	8,689	10/10	4.890
Flat Shoals Crossing	F	6,063	10/10	4.760
Deshon Plaza	F	6,038	10/10	4.760
Shops at John’s Creek	F	2,762	10/10	4.890
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Joint Venture Debt
as of September 30, 2008 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

Inland SAU Retail Fund, LLC
Waynesboro Commons	F	$3,178	10/10	4.890
Brookhaven	F	10,397	12/10	4.890
Lewandowski Commons	F	12,465	03/11	5.770
South Square	F	12,597	10/12	5.060
North Hampton Market (Phase I & II)	F	10,501	10/12	5.080
Oakland Market Place	F	3,560	10/12	5.040
Shoppes at Wendover II	F	14,382	10/12	5.060
Crossroads Square	F	4,869	12/12	5.310
Cascade Corners	F	3,979	12/12	5.420
Hilander Village	F	9,404	12/12	5.410
Glenlake Plaza	F	8,234	12/12	5.440
Broadmoor Plaza	F	11,048	12/12	5.440
Milan Plaza	F	2,161	12/12	5.490
West Towne Commons	F	4,797	12/12	5.440
American Way	F	6,662	12/12	5.440
Kroger Junction	F	3,827	12/12	5.440
Kroger Plaza	F	1,806	12/12	5.440
Willowbrook Commons	F	6,998	03/13	5.410
The Point	F	15,800	04/13	5.640
Harper Hill Commons	F	10,350	04/13	5.790
Plaza at Carolina Forest	F	14,203	05/13	5.970
Alexander Pointe	F	5,129	08/13	5.920
Patterson Place	F	20,338	12/13	5.670

DDRA Community Centers Five (5 assets)	F	280,000	08/10	5.295

DDR Markaz II (13 assets)	F	150,480	11/14	5.147

Lennox Town Center Limited	F	1,000	06/17	6.440
Columbus, OH	F	26,000	06/17	5.640

Sun Center Limited	F	5,923	05/11	5.420
Columbus, OH	F	13,033	04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000	08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,695	08/12	Libor + 200

Sonae Sierra Brazil Limitadas	V	26,601	02/09	CDI + 45

RO & SW Realty LLC	F	24,371	06/11	5.960

Total		$5,752,459

			Wtd. Avg.	Wtd. Avg.
Total Joint Venture Debt:			Maturity	Interest Rate

Fixed Rate		$4,511,776	5.50 years	5.5%
Variable Rate		$1,240,683	1.27 years	5.3%

		$5,752,459	4.59 years	5.4%

DDR’s Proportionate Share:
Fixed Rate		$952,804
Variable Rate		$246,789

		$1,199,593

Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

DERIVATIVE INSTRUMENTS (3)

	Notional Amount(000’s)	Underlying Capital Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$9,100	MDT Revolving Credit Facility	3 mo. LIBOR	3.538%	November 10, 2008
Interest Rate Swap	$20,000	MDT Revolving Credit Facility	1 mo. LIBOR	3.960%	June 1, 2009
Forward Interest Rate Swap	$50,000	MDT Revolving Credit Facility	3 mo. LIBOR	5.105%	November 17, 2010
Forward Interest Rate Swap	$157,250	MDT Mortgage Debt	1 mo. LIBOR	5.250%	March 9, 2012
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	5.223%	June 1, 2014
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	4.900%	June 2, 2014
Notes:
(1)	The Company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(2)	MDT has entered into a series of swaps to fix the interest rate on floating rate debt in MDT’s revolving credit facility and a floating rate mortgage loan. MDT has also entered into a series of forward swaps in expectation of obtaining fixed rate financing in the future.

(3)	Does not include interest rate caps.
Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of September 30, 2008
(000’s)

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total

CONSOLIDATED DEBT
Property Mortgages	$31,940	$142,447	$426,284	$199,991	$112,964	$432,343	$16,593	$26,625	$16,030	$10,559	$81,448	$1,497,224
Construction Loans	31,400	0	6,480	28,557	0	70,866	0	0	0	0	0	137,303
Public Debt	0	274,924	499,754	499,613	945,615	0	0	199,529	0	0	100,000	2,519,435

Subtotal	63,341	417,371	932,518	728,161	1,058,580	503,209	16,593	226,154	16,030	10,559	181,448	4,153,962
Revolving Credit Facilities & Term Loan (2)	0	0	0	955,912	800,000	0	0	0	0	0	0	1,755,913

Total Consolidated Debt	$63,341	$417,371	$932,518	$1,684,073	$1,858,580	$503,209	$16,593	$226,154	$16,030	$10,559	$181,448	$5,909,875

JOINT VENTURE DEBT
Total JV Debt	$21,270	$347,369	$1,401,412	$451,477	$854,902	$287,965	$159,910	$425,970	$7,369	$1,765,944	$28,870	$5,752,459
DDR’s Proportionate Share	4,340	78,816	357,466	113,434	143,624	55,706	31,877	94,703	1,417	313,444	4,766	1,199,593

Total Consolidated Debt & Proportionate Share JV Debt	$67,681	$496,187	$1,289,985	$1,797,507	$2,002,203	$558,915	$48,470	$320,856	$17,446	$324,003	$186,214	$7,109,468

Notes:

(1)	In situations where the company has options to extend the maturity of a loan, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at September 30, 2008 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012. The $75 million National City Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2008

Corporate Headquarters	Investor Relations
3300 Enterprise Parkway	Michelle M. Dawson
Beachwood, Ohio 44122	Toll Free: (800) 258-7289
Main: (216) 755-5500	Direct: (216) 755-5455
Website: www.ddr.com	Cell: (216) 650-1372
Email: mdawson@ddr.com

Research Coverage
Banc of America Securities
Christine McElroy	christine.m.mcelroy@bofasecurities.com	(646) 855-1658
Samit Parikh	samit.b.parikh@bofasecurities.com	(646) 855-2151

Citigroup
Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
Quentin Velleley	quentin.velleley@citi.com	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	louis.taylor@db.com	(212) 250-4912

Goldman Sachs
Jay Habermann	jonathan.habermann@gs.com	(917) 343-4260
Jehan Mahmood	jehan.mahmood@gs.com	(212) 902-2646

Green Street Advisors
Jim Sullivan	jsullivan@greenstreetadvisors.com	(949) 640-8780
Nick Vedder	nvedder@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons
Carol Kemple	ckemple@hilliard.com	(502) 588-1142

Merrill Lynch
Steve Sakwa	steve_sakwa@ml.com	(212) 449-0335
Craig Schmidt	craig_schmidt@ml.com	(212) 449-1944

JP Morgan
Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
Joe Dazio	joseph.c.dazio@jpmorgan.com	(212) 622-6416

RBC Capital Markets
Rich Moore	rich.moore@rbccm.com	(216) 378-7625
Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650

UBS
Jeff Spector	jeffrey.spector@ubs.com	(212) 713-6144
Lindsay Schroll	lindsay.schroll@ubs.com	(212) 713-3402

Wachovia Securities
Jeff Donnelly	jeff.donnelly@wachovia.com	(617) 603-4262
Robert Laquaglia	robert.laquaglia@wachovia.com	(617) 603-4280
Investor Contact Information 7.0